DISTRIBUTION AGREEMENT

        This agreement (the "Agreement") is entered into as of October 28, 1998, by and between SPYGLASS ENTERTAINMENT GROUP, L.P., a Delaware limited partnership ("Spyglass") and KIRCH MEDIA GmbH & CO. KGAA ("Kirch"), a German corporation, as successor-in-interest to Taurus Film GmbH and Co. KG.

        In consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.      DEFINITIONS

        Capitalized terms used herein without definition shall have the meaning ascribed to them in Schedule "A" hereto.

2.      LICENSED PICTURES.

        2.1. COVERED PICTURES.

        The Motion Pictures which are the subject of this Agreement (the "Pictures") are, subject to the provisions of paragraph 2.2, below, the first seven (7) Motion Pictures produced, co-produced or acquired by Spyglass or one of its Affiliated Companies, intended for theatrical release, which have Commencement Dates (as defined in paragraph 2.3, below) on or after the date hereof, with respect to which Spyglass or one of its Affiliated Companies owns or controls all of the Kirch Rights (as defined in paragraph 3, below), and which meet the following criteria: (i) each Pictures must have a Budget of not less than the Minimum Budget Amount (as defined in paragraph 2.3, below), and not more than the Maximum Budget Amount (as defined in paragraph 2.3, below);
(ii) each Pictures must be originally recorded primarily in the English language, and must be filmed primarily in color on 35mm film; and (iii) Spyglass or one (1) or more of its Affiliated Companies shall own or control one hundred percent (100%) of the worldwide distribution rights to such Motion Picture; provided, however, that with respect only to those Pictures which Spyglass acquires (I.E., Motion Pictures for which Spyglass acquires distribution rights but does not produce or co-produce) ("Acquired Pictures"), Spyglass must have acquired the distribution rights to the Picture (inclusive of the Kirch Rights) prior to the date of commencement of principal photography of the Picture (provided, however, that the foregoing requirement shall not apply to Pictures developed and controlled by The Walt Disney Company ("Disney") or, if applicable, by such other Major Studio with which Spyglass may then have an overall agreement for the development, production and distribution of theatrical Motion Pictures). Notwithstanding anything to the contrary contained herein, the Motion Picture currently entitled SIXTH SENSE, directed by M. Night Shyamalan, the Motion Picture currently entitled THE INSIDER to be directed by Michael Mann and the Motion Picture currently entitled MISSION TO MARS to be directed by Brian de Palma, shall be included as Pictures pursuant to this Agreement subject to all of the terms and provisions of this Agreement except as otherwise expressly provided herein. For purposes of this Agreement, the three (3) Pictures referred to in the preceding sentence are collectively referred to herein as the "Pre-Existing Pictures," and the specifications set forth in Schedule "B" hereto shall apply to the Pre-Existing Pictures




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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notwithstanding any variation from the requirements set forth in this paragraph
2.1. For purposes of this Agreement, the following motion picture studios (including, without limitation, such studios' theatrical distribution divisions and, except as set forth herein, their subsidiaries and affiliates) are each deemed to be a "Major Studio": Disney, Sony Pictures Entertainment, Inc., Universal Studios, Inc., Warner Bros., Twentieth Century Fox, Paramount Pictures or MGM (provided, however, that, notwithstanding anything to the contrary contained herein, Miramax, Sony Classics or any other "classics" film division of any such studio shall not be considered a Major Studio for any purpose hereunder). The parties agree that the first five (5) Pictures to be covered un this Agreement are the Motion Pictures currently entitled SIXTH SENSE, THE INSIDER, KEEPING THE FAITH, SHANGHAI NOON and MISSION TO MARS.


        2.2. OPTION TO ACQUIRE ADDITIONAL QUALIFIED PICTURES.

        Spyglass hereby grants Kirch the option to increase the number of Motion Pictures to be included hereunder as qualified Pictures from seven (7) to twelve
(12) Pictures, upon the terms and conditions set forth in this paragraph 2.2. In connection with Kirch's option, in addition to any other notice requirements hereunder, Spyglass shall give Kirch notice of the scheduled Commencement Date for the *** Picture not later than thirty (30) days prior to the scheduled Commencement Date of such Picture. Subject to Spyglass's obligation to timely provide the above-referenced notice, Kirch may exercise its option at any time up to the later of *** or the scheduled *** of the *** (as indicated in Spyglass's notice); provided, however, that if the actual *** of the *** is later than the date listed in Spyglass's notice, then Kirch shall have until the later of *** or that date which is *** after the *** of the *** within which to exercise its option. If Kirch elects to exercise its option, it shall provide Spyglass with written notice thereof in the manner set forth herein not later than the last day on which Kirch may exercise its option as set forth herein. If Kirch does not provide such notice by the applicable date, Kirch shall be deemed to have elected not to exercise its option.

        2.3. MAXIMUM AND MINIMUM BUDGET AMOUNTS; COMMENCEMENT DATE.

        For purposes of this Agreement, the "Minimum Budget Amount" is *** Dollars ($***). The "Maximum Budget Amount" is *** Dollars ($***). For purposes of this Agreement, the "Commencement Date" for a Picture shall be (i) the date of commencement of principal photography of all Pictures other than Acquired Pictures which are subject to the proviso in clause (v) of paragraph 2.1, above, and (ii) with respect to those Acquired Pictures which are subject to the proviso in clause (v) of paragraph 2.1, above, the later of the date of commencement of principal photography or the date of acquisition by Spyglass. Notwithstanding anything to the contrary contained herein, the Maximum Budget Amount shall not apply to THE INSIDER or to MISSION TO MARS (provided, however that the calculation of the percentage portion of the Minimum Guarantee payable with respect to MISSION TO MARS shall be subject to the last sentence of paragraph 7.1, below.)



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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3.      GRANT OF RIGHTS.

        3.1. KIRCH RIGHTS.

        3.1.1. Subject to the terms and conditions of this Agreement, including, without limitation, the language restrictions set forth in paragraph 3.1.2, below, and the territorial restrictions set forth in paragraph 5, below, with respect to each Picture, Spyglass hereby grants to Kirch the following rights:

        3.1.1.1. All Cinematic, Video, Television, Hotel and New Media Rights, in and to the Pictures during the Exploitation Term for each Picture (as set forth in paragraph 4.2, below) for exploitation in the German Territories (as set forth in paragraph 5, below).

        3.1.1.2. All Television Rights in and to the Pictures during the Exploitation Term for each Picture for exploitation in the Italian and Spanish Territories (each as defined in paragraph 5, below); provided, however, that such Television Rights shall not include the right to exploit the Pictures prior to the Television Availability Date (as defined in paragraph 4.3, below).

        3.1.1.3. All Cinematic, Video, Television, Hotel and New Media Rights, in and to the Pictures during the Exploitation Term for each Picture (as set forth in paragraph 4.2, below) for exploitation in the Russian Territories (as set forth in paragraph 5, below).

        3.1.2. Kirch's rights to exploit the Pictures hereunder are subject to the following language restrictions:

        3.1.2.1. With respect to the German Territories, Kirch may exploit the Kirch Rights (as defined in paragraph 3.1.3, below) in a German language dubbed or subtitled version; provided, however, that, with respect to the Pay TV Rights, Kirch may exploit the Pay TV Rights in a subtitled version only to the extent that the Pay TV transmission is by means of an encoded signal intended for reception on a viewing device in private living accommodations by means of a decoding device. In addition to the foregoing, (i) in Switzerland, Kirch may also exploit the Cinematic Rights in a French dubbed or subtitled version, (ii) in Germany, Austria and Switzerland, Kirch may also exploit the Cinematic (provided, however, that, with respect to the Non-Theatrical Rights, the parties will decide whether or not the provisions of this clause (ii) shall apply on a case-by-case basis), Videogram (but not by means of Videocassettes) and Pay TV Rights in the English language without subtitles and (iii) in any country of the German Territories, Kirch may exploit the Pictures on DVD (or any other new home video playing device) in an English language version with or without subtitles only as long as (A) the DVD version released by Kirch in the German Territories is one primarily intended for German speaking viewers (I.E., Kirch is not authorized to release the DVD version intended for release in the United States), and (B) the packaging for the DVD release of a Picture is in German; provided, however, that with respect to Kirch's right to exploit the Pictures in English without subtitles, (X) Kirch may do so only to the extent that exploitation in English without subtitles in such media is customarily undertaken by Buena Vista or Warner Bros. in Germany (which the parties acknowledge is currently the case), and (Y) with respect to the Pay TV Rights, Kirch may exploit the Pay TV rights in English without



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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subtitles only to the extent that the Pay TV transmission is by means of an encoded signal intended for reception on a viewing device in private living accommodations by means of a decoding device.

        3.1.2.2. With respect to the Italian Territories, Kirch may exploit the Kirch Rights only in an Italian dubbed or subtitled version. In addition, with respect to the Pay TV Rights, Kirch may also exploit the Kirch Rights in the Italian Territories in an English language version with or without subtitles, but only to the extent that the Pay TV transmission is by means of an encoded signal intended for reception on a viewing device in private living accommodations by means of a decoding device.

        3.1.2.3. With respect to the Spanish Territories, Kirch may exploit the Kirch Rights only in a Spanish dubbed or subtitled version. In addition, with respect to the Pay TV Rights, Kirch may exploit the Kirch Rights in the Spanish Territories in an English language version, with or without subtitles, but only to the extent that the Pay TV transmission is by means of an encoded signal intended for reception on a viewing device in private living accommodations by means of a decoding device.

        3.1.2.4. In the Russian Territories, Kirch may exploit the Pictures in any of the prevailing national languages in the Russian Territories, in a dubbed or subtitled version, except that, with respect to any medium included in the Kirch Rights hereunder, Kirch may not exploit the Pictures in any such medium in the Russian Territories in a subtitled version until such time as at least two
(2) major studios are regularly exploiting Motion Pictures in such medium in any country of the Russian Territories; provided, however, that, notwithstanding the foregoing, Kirch may exploit the Television Rights to a Picture in the Russian Territories in a subtitled version (provided, however, that, with respect to any Pay TV telecast of any such Picture, such telecast shall be by means of an encoded signal intended for reception on a viewing device in private living accommodations by means of an encoded signal intended for reception on a viewing device in private living accommodations by means of a decoding device) upon the later of (i) eighteen (18) months after the initial U.S. theatrical release of such Picture, (ii) eighteen (18) months after the initial theatrical release of such Picture in the Russian Territories, or (iii) twelve (12) months after the home video release of the Picture in the Russian Territories. In addition to the foregoing, Kirch may exploit the Pictures in the Russian Territories on DVD (or any other new home video playing device) in an English language version with or without subtitles only as long as (A) the DVD version released by Kirch in the Russian Territories in one primarily intended for local language speaking viewers (I.E., Kirch is not authorized to release the DVD version intended for release in the United States), and (B) the packaging for the DVD release of a Picture in the applicable country of the Russian Territories is in the language in which Kirch is authorized to release subtitled versions of such Picture in such country; provided, however, that Kirch shall be entitled to release the Picture on DVD in an English language version only to the extent that it is customary industry practice in the Russian Territories to do so.

        3.1.3. The rights granted to Kirch in this paragraph 3.1 and the rights granted to Kirch in paragraphs 9.2 and 10.2, below, are collectively referred to herein as the "Kirch Rights." Kirch's rights to exploit the Kirch Rights in the German Territories are collectively referred to herein as the "German Rights." Kirch's rights to exploit the Kirch Rights in the Italian Territories are collectively referred to herein as the "Italian Rights." Kirch's rights to exploit the



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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Kirch Rights in the Spanish territories are collectively referred to herein as the "Spanish Rights." Kirch's rights to exploit the Kirch Rights in the Russian Territories are collectively referred to herein as the "Russian Rights."

        3.2. SPYGLASS RIGHTS.

        3.2.1. With respect to each Picture, as between Spyglass and Kirch, Spyglass, or Spyglass and one or more of its Affiliated Companies, shall own and control all rights in and to the Pictures not expressly granted to Kirch hereunder, including, without limitation, all Pay TV Rights (provided, however, that Spyglass shall not be entitled to exploit or authorize the exploitation of a Picture for more runs than is customary at the time in the pay television industry in Italy and Spain) in the Italian and Spanish Territories prior to the Television Availability Date (as defined in paragraph 4.3, below), and all Ship, Airline, Remake, Sequel, Interactive, Internet, Merchandising, Soundtrack and Music Publishing Rights, all other ancillary rights (whether now known or hereafter devised) not expressly included in the Kirch Rights (including, without limitation, all commercial tie-in rights and theme park rights), and all other rights to create and exploit derivative works of any kind or nature based upon each Picture, all rights to license film clips from each Picture, all rights to each Picture in any language not authorized hereunder, as well as all rights of every kind and nature in and to each Picture outside of the Territory (collectively the "Spyglass Rights"). As between Kirch and Spyglass, except as provided in paragraph 15.14, below, Spyglass may exploit the Spyglass Rights as Spyglass sees fit, without restriction; provided, however, that Spyglass may not exploit a Picture on DVD (or any other new home video playing device) in German during the Exploitation Term for such Picture.

        3.2.2. With respect to the Spyglass's reserved ***, *** and *** to the extent that any such rights (except for print and electronic publication rights which shall not be subject to the provisions of this paragraph 3.2.2) are exploited in any country of the German Territories, if as of the time Kirch renders each accounting statement rendered by Kirch hereunder, any *** (as defined in paragraph 6.8, below) has not generated sufficient Gross Receipts (as defined in paragraph 6.1, below) to exceed the *** (which, for purposes of this Agreement shall be that point when the *** of the *** in the ***are such that ***its *** *** of the *** in the ***), then, to the extent that the reserved ***, *** *** *** *** which Spyglass has exploited in the German Territories *** to any *** in such *** within ten (10) business days after Spyglass's receipt of Kirch's accounting statement, *** shall ***to *** *** ***only *** and ***) ***the *** of such ***, *** or *** in the German Territories. In addition, with respect to the *** to the Pictures, such rights shall not be exploited in the Territory by either party hereunder (but may be exploited by Spyglass outside of the Territory to the extent that Spyglass employs technology sufficient to prohibit viewing of the Pictures by viewers located within the Territory).

        3.2.3. With respect to Spyglass's reserved Interactive Rights for a Picture, in the event that Spyglass proposes to engage a third party distributor for purposes of exploiting such rights in the German Territories or any part thereof, prior to doing so, Spyglass shall afford Kirch a right of first negotiation and first refusal to acquire such distribution rights. In that regard, if at any time during the Exploitation Term for a Picture, Spyglass determines to engage a third party distributor for purposes of exploiting the Interactive Rights to such Picture for exploitation in the German Territories, Spyglass shall give Kirch written notice to such effect. If, within five (5)



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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business days after Kirch's receipt of Spyglass's notice, Kirch does not notify
Spyglass that it wishes to negotiate with Spyglass to acquire such distribution rights, Spyglass shall be free to enter into an agreement with any third party with respect to such rights without any further obligation to Kirch hereunder. If Kirch timely notifies Spyglass that it wishes to negotiate to acquire such distribution rights, upon receipt of Kirch's notice, Kirch and Spyglass shall negotiate in good faith with respect to Kirch's acquisition of such rights for a period of up to thirty (30) days from the date of Spyglass's receipt of Kirch's notice (the "Negotiating Period"). In that regard, the parties acknowledge that, in connection with such negotiation, Kirch may seek to acquire such rights for the entire German Territories or for any one (1) or more countries in the German Territories (provided, however, that if Kirch does not seek to acquire such distribution rights for the entire German Territories, Spyglass shall be free to enter into an agreement with a third party or parties with respect to such rights for that portion of the German Territories for which Kirch has not sought to acquire such rights, without any further obligation to Kirch hereunder). If the parties reach an agreement during the Negotiating Period (the "Negotiated Agreement"), they shall promptly enter into a distribution agreement with respect to such rights, which distribution agreement will reflect the Negotiated Agreement. If the parties fail to reach a Negotiated Agreement by the end of the Negotiating Period, Spyglass shall be free to negotiate with any other party with respect to a grant of such distribution rights to such party; provided, however, that, prior to entering into an agreement with any other party for such party to acquire such rights on financial terms that are not by at least ***%) more favorable to Spyglass than what Kirch last offered during the Negotiating Period, Spyglass shall notify Kirch in writing of the financial terms of such party's offer (a "First refusal Notice"). Kirch shall then have a period of ten
(10) business days after its receipt of the First refusal Notice within which to notify Spyglass n writing if Kirch wishes to enter into an agreement with Spyglass on such financial terms. If Kirch notifies Spyglass that it wishes to enter into an agreement on the financial terms contained in the First refusal Notice, then the parties shall be deemed to have agreed upon such matters, and they shall promptly enter into a distribution agreement with respect to such rights, which distribution agreement will reflect the terms contained in the First refusal Notice. If Kirch fails to notify Spyglass in writing within the time allowed of its intent to enter into an agreement on the terms set forth in the First refusal Notice, then Spyglass shall be free to enter into an agreement with the other party, provided that such agreement is not on terms less favorable to Spyglass than those offered to Kirch in the First refusal Notice. In the event Spyglass does not enter into an agreement with a party on the terms specified in the First refusal Notice (or on terms more favorable to Spyglass than those contained in the First refusal Notice), then this procedure shall be repeated with respect to any other distribution agreement for such rights which Spyglass proposes to enter into, unless and until Spyglass finally enters into such an agreement.

        3.3. KIRCH'S RIGHTS WITH RESPECT TO NON-QUALIFYING MOTION PICTURES.

        3.3.1. With respect to (i) each Motion Picture produced, co-produced, financed or otherwise acquired by Spyglass or any one of its Affiliated Companies which is intended for theatrical release and which has a Commencement Date prior to the Commencement Date of the seventh Picture hereunder (or, if Kirch exercises its option pursuant to paragraph 2.2, above, prior to the Commencement Date of the twelfth Picture hereunder), and with respect to which Spyglass or one of its Affiliated Companies owns or controls any of the Kirch Rights, which does not qualify as a Picture pursuant to the provisions of paragraph 2.1, above, (including, without limitation, Motion Pictures with Final Budgets (as defined in paragraph 7.9, below) which are less


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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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than the Minimum Budget Amount or which exceed the Maximum Budget Amount) and
(ii) each Motion Picture produced, co-produced, financed or otherwise acquired by Spyglass or any one of its Affiliated Companies which has a Commencement Date prior to the Commencement Date of the seventh Picture hereunder and which does qualify as a Picture pursuant to the provisions of paragraph 2.1, above, but for which, as of the Commencement Date, Spyglass was not able to satisfy the condition precedent set forth in paragraph 7.4.1, below, or which ceases to remain qualified as a Picture hereunder due to any other provision of this Agreement (other than Pictures which are subject to paragraph 14.2, below) (each type of Motion Picture referred to in clauses (i) and (ii) hereof being referred to herein as an "Additional Picture"), Kirch shall have an option to acquire the same rights in and to such Additional Picture as Kirch is acquiring hereunder with respect to the Pictures, in accordance with the procedure set forth below; provided, however, that, if the reason any such Motion Picture does not qualify as a Picture pursuant to paragraph 2.1, above, is that Spyglass or one of its Affiliated Companies does not own or control all of the Kirch Rights with respect to such Motion Picture, then, upon Kirch's exercise of its option, Kirch shall acquire such of the Kirch Rights with respect to such Motion Picture as Spyglass and its Affiliated Companies own or control, except that, Kirch m ay elect not to acquire the Russian Rights to any such Motion Picture.

        3.3.2. Prior to licensing any of the Kirch Rights to an Additional Picture to any licensee with respect to nay country in the Territory, Spyglass shall provide Kirch with written notice setting forth the identity of the Additional Picture's *** and *** (which notice shall also indicate, with respect to any such individual who is to receive a Gross Participation (as defined in paragraph 6.4, below) with respect to the Picture, the fee payable to such individual and the terms of such individual's Gross Participation), and the anticipated delivery date of the Picture to Kirch. Concurrently with providing such notice, Spyglass shall also provide Kirch with a copy of the Additional Picture's ***, *** and *** of the ***. If, at the time Spyglass provides such notice, the Additional Picture has not commenced principal photography, the *** and *** identified in Spyglass's notice shall be those proposed for the Additional Picture, and the *** and *** provided shall be the proposed *** and the most current version of the *** (subject to such changes thereto as do not materially alter the *** and *** of ***. In connection with the foregoing, a proposed *** provided to Kirch hereunder shall contain Spyglass's good faith estimate as to the *** for such Additional Picture. To the extent the *** of the *** exceeds the *** of the ***, notwithstanding anything to the contrary contained herein, the Minimum Guarantee initially payable by Kirch with respect to such Picture shall be based on the amount of the proposed *** (up to the *** by Spyglass, in good faith, in the proposed *** provided to Kirch hereunder). To the extent that the amount of the *** is less than the *** of the ***, notwithstanding anything to the contrary contained herein, the initial Minimum Guarantee payable by Kirch with respect to such Picture shall be based on the *** ***, not on the ***. In the event Kirch exercises its option with respect to any Additional Picture, Kirch may condition its exercise of such option on the *** identified in Spyglass's notice, or any *** identified in Spyglass's notice, being an "***" for purposes of *** of such Picture, but only to the extent that
(i) with respect to the ***, the fee payable to the *** is *** Dollars ($***) or more, or the *** is entitled to receive a Gross Participation (as defined in paragraph 6.4 below) of *** percent (***%) or more, or (ii) with respect of any *** the fee payable to such *** is *** Dollars ($***) or more, or the cast member is entitled to receive a Gross Participation of *** percent (***%) or more, or, with respect to a ***, the fee payable to such cast


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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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member is *** Dollars ($***) or more, or the *** is entitled to receive a Gross
Participation of *** percent (***%) or more. Additionally, if, at the time Spyglass provides such notice, the Additional Picture has not commenced principal photography, Spyglass's notice shall set forth the scheduled date for commencement of principal photography and, to the extent available, shall include the proposed production schedule.

        3.3.3. Kirch shall have *** after its receipt of Spyglass's notice pursuant to paragraph 3.3.2, above, within which to notify Spyglass if Kirch wishes to acquire rights to the Additional Picture specified in Spyglass's notice.

        3.3.4. If, pursuant to paragraph 3.3, above, Kirch elects to acquire rights to any Additional Picture in accordance with this paragraph 3.3, then, upon Kirch's notice to Spyglass pursuant to paragraph 3.3.3, above, that it is exercising its option to acquire rights to such Additional Picture such Additional Picture shall become a "Picture" for all purposes hereunder. Notwithstanding anything to the contrary contained herein, an Additional Picture for which Kirch elects to exercise its option pursuant to this paragraph 3.3 shall not count as one of the seven (7) (or twelve (12)) Pictures which Spyglass is required to deliver to Kirch hereunder, except for those Additional Pictures for which the Final Budget exceeds the Maximum Budget Amount which shall count as one of the seven (7) (or twelve (12)) Pictures which Spyglass is required to deliver to Kirch hereunder. In addition, with respect to any such Additional Pictures for which Kirch elects to exercise its option pursuant to this paragraph 3.3, if Spyglass or one of its Affiliated Companies does not own or control all of the Kirch Rights with respect to such Additional Picture, then notwithstanding anything to the contrary contained herein, the Minimum Guarantee payable with respect to such Additional Picture shall be *** be *** in accordance with the provisions of ***, and based on such of the *** with respect to such Picture as ***.

        3.4. RIGHT OF FIRST REFUSAL WITH RESPECT TO TELEVISION PROGRAMS.

        3.4.1. With respect to any television program produced, co-produced or acquired by Spyglass (including, without limitation, any television series or television mini-series) prior to the Commencement Date of the seventh Picture hereunder (or, if Kirch exercises its option pursuant to paragraph 2.2, above, prior to the Commencement Date of the twelfth Picture hereunder), for which Spyglass or one (1) or more of its Affiliated Companies owns or controls the Television Rights for the Territory (which rights Spyglass shall use its reasonable good faith efforts to acquire and maintain), Kirch shall have a right of first refusal to acquire rights equivalent to the Television Rights granted to Kirch hereunder for the Territory with respect to such television program (which, for purposes of this paragraph 3.4, are referred to herein as the "Kirch Television Rights") as set forth more fully herein.

        3.4.2. With respect to any such television program (each a "Program"), prior to licensing the Kirch Television Rights (or any portion thereof) to such Program to any licensee with respect to any country in the Territory, and prior to screening any version of such Program for any distributor considering acquiring rights for any country in the Territory, Spyglass shall provide Kirch with written notice setting forth the identity of the Program's ***(or ***) and ***, to the extent that such elements have been determined. Concurrently with providing such notice, Spyglass shall also provide Kirch with a copy (if available) of the Program's *** (and if such


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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.


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Program is a television series, Spyglass shall provide both the then-current overall *** and the ***, if available) and current teleplay (provided, however, that if such Program is a series, Spyglass shall provide the *** and any *** then-existing for the ***, and if such Program is a mini-series, Spyglass shall also provide a copy of the *** (if any) for the mini-series). Notwithstanding anything to the contrary contained herein, in the event Kirch exercises its option with respect to any Program, Kirch may condition its exercise of such option on the ***and ***in connection with the ***.

        3.4.3. Kirch shall have a period of *** days after its receipt of Spyglass's notice pursuant to paragraph 3.4.2, above, within which to notify Spyglass if Kirch wishes to acquire the Kirch Television Rights to such Program for the Territory, for a license term of ***from the availability date (as determined by Spyglass) for such Program. If Kirch so notifies Spyglass, Kirch and Spyglass shall promptly enter into a license agreement with respect to such Program, incorporating the terms and conditions set forth in this paragraph 3.4 and such other terms and conditions as are customary for agreements of such type, for a license term of***, with the license fee payable by Kirch with respect to such Program to be an amount equal to *** percent (***%) of the amount of the budget for such Program (which, for purposes of such license agreement, shall include the ***of the Program, a *** and an *** payable to Spyglass in an amount not to exceed *** percent (***%) of the amount of the ***and a *** in an amount not to exceed *** percent (***%) of the ***); provided, however, that if Spyglass or one (1) of its Affiliated Companies does not own or control all of the Kirch Television Rights with respect to such Program, then the amount payable with respect to such Program shall be reduced from the amount which would otherwise be payable hereunder, in accordance with the provisions of ***, but only as such provisions relate to the Kirch Television Rights (I.E., *** percent (***%) for the German Rights, *** percent (***%) for the Italian Rights and *** percent (***%) for the Spanish Rights and zero for the Russian Rights). If Kirch does not notify Spyglass that it wishes to acquire the Kirch Television Rights to such Program within the *** period set forth above, Spyglass shall be free to enter into an agreement with any third party with respect to such Program without any further obligation to Kirch hereunder.

        3.4.4. Notwithstanding anything in paragraphs 3.4.2 and 3.4.3, above, to the contrary, if, pursuant to paragraph 3.4.3, above, Kirch notifies Spyglass that it does not want to acquire rights to a submitted Program (or if Kirch does not notify Spyglass that it wishes to acquire rights to such Program within the time allowed), and prior to the time Spyglass licenses rights to such Program to a third party with respect to any country in the Territory, any material element (which, for purposes of this paragraph, shall be deemed to be ***, a***, the***, a change in the ***, a change in the *** (I.E., from a ***, *** or a similar change *** of the Program) or an *** percent (***%)) of the Program is changed or newly added, Spyglass shall resubmit the Program (along with the changed elements) to Kirch for reconsideration. Concurrently with Spyglass's resubmission of such Program to Kirch, Spyglass will provide Kirch with written notice identifying and describing in reasonable detail the changed elements, and Spyglass shall include with such notice the materials which Spyglass is required to provide pursuant to 3.4.2, above, to the extent that any such materials have changed from the time they were originally submitted to Kirch. With respect to any Program resubmitted to Kirch pursuant to this paragraph 3.4.4, if, within ***after Kirch's receipt of Spyglass's resubmission notice Kirch does not notify Spyglass that it wishes to acquire rights to such Program, Spyglass shall be free to enter into an agreement with any third party with


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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

respect to such Program without any further obligation to Kirch hereunder, but subject once again to the changed elements provisions of this paragraph 3.4.4. If Kirch timely notifies Spyglass that it wishes to negotiate to acquire rights to such Program, the procedures set forth in paragraph 3.4.3, above, shall apply.

4.      TERM.

        4.1. EXPLOITATION TERM.

        With respect to each Picture Delivered hereunder (as defined in paragraph 11.1, below), the term of Kirch's rights under this Agreement to exploit such Picture (the "Exploitation Term") shall commence on October 28, 1998. The Exploitation Term for each Picture with respect to each country of the Territory shall end on that date which is twenty (20) years after the Television Availability Date (as defined in paragraph 4.3., below) for such Picture in the applicable country. Notwithstanding anything to the contrary contained herein, with respect to Kirch's exploitation of the Television Rights to each Picture, during the last year of the Exploitation Term for each Picture, Kirch shall not be entitled to exhibit or authorize the exhibition of a Picture for more than *** customary Pay Television run and *** customary Free Television run in each country of the Territory. After the end of the Exploitation Term for a Picture, Kirch shall have no further rights to exploit such Picture.

        4.2. HOLDBACKS.

        4.2.1. With respect to the exploitation of the Kirch Rights in the German and Russian Territories, Kirch shall not exhibit a Picture in the German or Russian Territories until the earlier of (i) nine (9) months after Delivery of the Essential Delivery Elements for such Picture to Kirch (the "Outside Theatrical Release Date") (provided, however, that Kirch will give good faith consideration (but shall not be obligated) to extending such holdback period to twelve (12) months if so requested in writing by Spyglass, which request must set forth Spyglass's reasons for the requested extension), or (ii) the date of the initial theatrical release of such Picture before the general public in the United States. In addition, Kirch shall not permit sales or rentals of Videograms of any Picture to the general public in the German or Russian Territories until the earlier of (A) such Picture's United States home video "Street Date") (which, for purposes of this Agreement, shall be the date on which the Picture's United States distributor authorizes sales or rentals of Videograms of the Picture to the general public), (B) nine (9) months after the date of the initial theatrical release of such Picture before the general public in the United States, or (C) six (6) months after the Outside Theatrical Release Date. For purposes of this Agreement, the Television Availability Date for each Picture in each country of the German and Russian Territories shall be the earlier of (1) the date on which Kirch first exploits the Television Rights to a Picture in such country, or (2) eighteen (18) months after the date of the initial theatrical release of such Picture before the general public in the United States.

        4.2.2. With respect to the exploitation of the Kirch Rights in the Italian Territories, Kirch shall not exhibit a Picture in the Italian Territories until the Television Availability Date for such territory. The Television Availability Date for each Picture in each country of the Italian Territories shall be the earlier of (i) thirty-seven (37) months after the date of the initial


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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

theatrical release of such Picture before the general public in the United States, (ii) thirty-one (31) months after the date of the initial theatrical release of such Picture in Italy, or (iii) twenty-five (25) months after the home video Street Date in Italy; provided, however, that if the general custom and practice in the motion picture industry in the Italian Territories changes such that the holdbacks set forth above change substantially from those set forth herein, the parties will give good faith consideration to either lengthening or shortening such holdbacks as may be appropriate.

        4.2.3. With respect to the exploitation of the Kirch Rights in the Spanish Territories, Kirch shall not exhibit a Picture in the Spanish Territories until the Television Availability Date for such territory. The Television Availability Date for each Picture in each country of the Spanish Territories shall be earlier of (i) thirty-eight (38) months after the date of the initial theatrical release of such Picture before the general public in the United States, (ii) thirty-two (32) months after the date of the initial theatrical release of such Picture in Spain, or (iii) twenty-six (26) months after the home video Street Date in Spain; provided, however, that if the general custom and practice in the motion picture industry in the Spanish Territories changes such that the holdbacks set forth above change substantially from those set forth herein, the parties will give good faith consideration to either lengthening or shortening such holdbacks as may be appropriate.

5.      TERRITORY.

        Kirch may exploit the applicable Kirch Rights to each Picture in the following territories: Germany, Austria, Liechtenstein, Switzerland, Luxembourg, Alto Adige, Italy, San Marino, Vatican City, Monte Carlo, Spain, Andorra, Gibraltar, Russia, Kazakhstan, Kyrgyzstan, Tajikistan, Uzbekistan, Turkmenistan, Azerbaijan, Armenia, Georgia, Ukraine, Belarus, Estonia, Latvia, Lithuania and Moldavia (collectively the "Territory"). For purposes of this Agreement, Germany, Austria, Liechtenstein, Switzerland, Luxembourg and Alto Adige are collectively referred to herein as the "German Territories," Italy, San Marino, Vatican City and Monte Carlo are collectively referred to herein as the "Italian Territories," Spain, Andorra and Gibraltar are collectively referred to herein as the "Spanish Territories," and Russia, Kazakhstan, Kyrgyzstan, Tajikistan, Uzbekistan, Turkmenistan, Azerbaijan, Armenia, Georgia, Ukraine, Belarus, Estonia, Latvia, Lithuania and Moldavia are collectively referred to herein as the "Russian Territories." Notwithstanding the foregoing, with respect only to MISSION TO MARS, in the event that, prior to Delivery of such Picture to Kirch, Spyglass licenses the first free television cycle for such Picture to Antenna 3 for the Spanish Territories, then, with respect to such picture, the Territory shall not include the Spanish Territories.

6.      GROSS RECEIPTS.

        6.1. DEFINITION OF "GROSS RECEIPTS".

        With respect to each Picture, "Gross Receipts" means the sum of the following amounts derived with respect to the Kirch Rights calculated on a continuous basis.

        6.1.1. ***from the***, except for the ***. The parties acknowledge that ***shall not be included in Gross Receipts hereunder for any purpose.



-----------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        6.1.2. ***by way of***, except for the***.

        6.1.3. ***percent (***%) of all ***which amounts are ***and which arise from***; provided, however, that Kirch shall be required to include any such monies in Gross Receipts hereunder only to the extent that Kirch is entitled to retain such monies as opposed to monies which Kirch is legally required to collect and pay to a third party. Notwithstanding anything to the contrary contained herein, Kirch shall account to and pay to Spyglass the monies referred to in this paragraph directly without including such monies in Gross Receipts for any other purposes hereunder, including, without limitation, for purposes of the payment of Kirch's ***or ***is otherwise entitled to***. Such accountings and payments shall be made at the ***the accountings provided by Kirch pursuant to paragraph 6.8, below.

        6.2. EXCLUSION FROM GROSS RECEIPTS.

        6.2.1. Notwithstanding the foregoing, the parties acknowledge that the Gross Receipts shall not include any of the following:

        6.2.1.1. ***or *** until such time as the same are***, except if any such *** or *** are ***, they shall be included in the Gross Receipts as and when they are *** or *** Kirch or the applicable subdistributor.

        6.2.1.2. Any amounts collected and paid by Kirch or its subdistributor as *** or for ***, such as ***, *** and ***.

        6.2.1.3. All monies received by or credited to Kirch or any of its subdistributors with respect to***, and *** percent (***%) of all monies received by or credited to Kirch or any of its subdistributors with respect to ***which amounts are ***and which arise from ***, ***, *** (except those directly or reasonably allocable to the Pictures), ***or the like. If Spyglass receives any monies covered under the provisions of this paragraph 6.2.1.3, Spyglass shall promptly pay such monies to Kirch.

        6.2.1.4. All monies received by or credited to Kirch or any of its subdistributors, licensees or assigns from exploitation of the***, or any of the***, ***or***.

        6.2.2. For purposes of computing Gross Receipts and Distribution Expenses hereunder, all references in this Agreement to "Kirch" mean Kirch Media GmbH & Co. KgaA, its affiliated Companies and Kirch's subdistributors. References in this Agreement to "Kirch" shall not include any of the following (regardless of whether or not any of the foregoing are subdivisions, affiliates or licensees of Kirch): (i) exhibitors or others who may actually exhibit the Picture to the public; (ii) radio or television broadcasters; (iii) cable operators; or (iv) manufacturers, wholesalers or retailers of video discs, cassettes or similar devices.

        6.3. DISTRIBUTION EXPENSES.

        Kirch's deductible distribution expenses ("Distribution Expenses") in connection with a Picture shall mean all *** and *** in connection with the***, ***, ***and ***of such



-----------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Picture (except for ***and the *** which shall not be included as Distribution Expenses for any purpose hereunder), of whatever kind or nature, or which are customarily treated as *** under customary accounting procedures in the motion picture industry (but *** or similar allowances), including, without limitation, the following:

        6.3.1. All *** of whatever kind or nature charged to Kirch (or ***) by any of *** or *** to any of the Pictures.

        6.3.2. The cost and expense of all ***and***, ***and *** and***, including the cost of ***and all other expenses connected therewith, and ***and ***and ***and***. Kirch may manufacture or cause to be manufactured as many or as few ***and ***for use in connection with a Picture as it, in its sole discretion, may consider advisable or desirable.

        6.3.3. All ***and ***for ***and ***by such means and to such extent as Kirch may, in its uncontrolled discretion, deem desirable (except as is expressly limited hereunder), including, without limitation, ***and***, and other ***engaged in, with or for***, to the extent Kirch pays, shares in or is charged with all or a portion of such costs, and all other ***relating to such***.

        6.3.4. All costs of *** and***, including, without limitation, all costs incurred in connection with the ***of a Picture authorized hereunder, whether *** or otherwise, as well as any and all costs and expenses in connection with ***a Picture (but only to the extent that Kirch may otherwise have the right to do so pursuant to this Agreement) for ***or for *** in any ***, or in order to ***, or for any other purpose or reason permitted hereunder. The costs referred to in this paragraph shall include all charges for *** and ***, whether or not incurred at a studio owned or controlled by Kirch; provided, however, that if any such charges for *** are incurred at a studio owned or controlled by Kirch, such charges shall be at the***; provided, however, that in no event shall such charges be***.

        6.3.5. All sums paid on ***and other *** (however denominated) to ***upon the ***or *** of a Picture, or upon the *** or *** of a Picture, or *** therefrom, or any part thereof; provided, however, that the taxes that are included as Distribution Expenses hereunder shall be limited to those which are customarily included as distribution expenses in the *** by distributors of first-run major motion picture studio feature length Motion Pictures in the ***. Any and all sums paid or accrued on ***, ***, *** or and any similar ***of a Picture in ***or part thereof, regardless of whether such payments or accruals are *** or the *** thereof or *** (which allocation shall be determined in good faith, as may be reasonable and consistent with the prevailing custom and practice in the motion picture industry) in which a Picture may be included or the proceeds thereof. In no event shall the deductible amount of any such tax (however denominated) imposed upon Kirch, be decreased (nor Gross Receipts increased) because of the manner in which such ***are *** by Kirch in ***. Notwithstanding the foregoing, (i) Kirch's own *** and *** based on Kirch's ***; and (ii) *** payable to any country or territory by Kirch based on Kirch's *** or *** and which is computed and assessed solely by reason of Kirch's retention in such country or territory of any portion of the Gross Receipts, shall not be deductible hereunder.



-----------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        6.3.6. All costs and expenses of ***to ***any funds accruing to Kirch from a Picture in any country of the ***other than ***, such***, and any *** from such funds taken to *** such *** or *** into *** for purposes of *** to Spyglass hereunder; provided, however, that Kirch will not deduct as a Distribution Expense the cost of *** (I.E., ***) payable to Spyglass hereunder into ***.

        6.3.7. All costs and expenses, including reasonable *** by Kirch in connection with: (i) any action taken by Kirch (whether by way of *** or otherwise) in ***, and other *** and ***; (ii) ***; (iii) the *** and other sums due Kirch from *** and others with respect to a Picture, or to *** due pursuant to any agreement relating to the *** of a Picture; (iv) *** and ***; (v) *** for *** of a Picture, or *** or ***, ***; (vi) *** and *** under the *** (including ***) affecting the ***or *** of a Picture or Kirch's ability to *** and its *** and *** (provided, however, that Kirch shall not be entitled to deduct costs hereunder which it incurs in connection with *** which affect Kirch generally and are not specifically related to a Picture); and (vii) *** of any exhibitor, subdistributor or licensee with respect to a Picture.

        6.3.8. *** to *** of ***, and a *** and assessments of, and contributions by Kirch to, *** or *** comprised of a *** or *** (not to exceed in any event a maximum of *** percent (***%) of the Gross Receipts of such Picture), but only for purposes relating to the *** and *** or *** of motion pictures.

        6.3.9. In the event any person *** against Kirch or any of its licensees relating to a Picture, which ***, in Kirch's judgment, is of *** or ***, and which *** is covered by Spyglass's ***under this Agreement but for which Spyglass has not yet agreed to ***, Kirch may deduct under this paragraph 6.3.9 such amount as Kirch may deem reasonably necessary to cover any *** or *** which may be ***. Subject to the provisions of ***, Kirch shall have the right to ***and *** any ***. After the***, or after the *** thereof, the amount previously deducted hereunder shall be adjusted accordingly with the next accounting statement rendered hereunder, and any unused portion of the applicable reserve relating to *** shall be promptly liquidated. Nothing contained herein shall be construed as a waiver of any of either party's warranties contained in this Agreement, or a waiver of ***or otherwise which either party may have, including, without limitation, the right to *** hereunder to *** or *** out of, or resulting from, any *** of any *** of such party. Kirch agrees that any reserves established by Kirch pursuant to this paragraph 6.3.9, to the extent not used to *** or *** any *** shall be liquidated within twelve
(12) months.

        6.3.10. All amounts paid by Kirch (as opposed to amounts paid by Spyglass) of any kind or nature (including, without limitation, ***or ***) to or for the benefit of *** and others, pursuant to applicable *** or any law or governmental regulation or decree now or hereafter in force, by reason of, or as a condition or consideration for, any *** or *** of a Picture or copies of all or any part thereof (collectively "***"), together with all *** and other costs paid or payable with respect to such Residuals or with respect to *** in a Picture. Notwithstanding the foregoing, Spyglass shall assume all responsibility for paying all *** arising in connection with the Pictures, except that Kirch shall pay any Residuals arising solely out of Kirch's or any of its *** or *** for use in the Territory, and the exhibition or other exploitation of such *** or *** (except for any such



-----------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

*** arising out of Spyglass's or any of its licensees' or assignees' use of any such materials which, as between Kirch and Spyglass, shall be Spyglass's sole responsibility), and, except as expressly provided herein, nothing contained herein shall in any way obligate *** to pay any such ***, not shall anything contained herein in any way limit any other right or remedy available to Kirch (including, without limitation, Kirch's rights pursuant to paragraph 13.5.2, below).

        6.3.11. All *** (as defined in paragraph 6.4 below) paid by Kirch hereunder.

        6.3.12. The cost of all *** covering or relating to a Picture (as distinguished from any *** obtained to *** of a Picture), including, without limitation, *** and all *** or other ***, it being understood, however, that Kirch shall not be obligated *** or *** any such ***. All *** payable to Kirch and relating to *** shall be credited against ***.

        6.4. GROSS PARTICIPATIONS.

        6.4.1. As part of the Distribution Expenses payable by Kirch hereunder, Kirch hereby agrees to reimburse Spyglass for a portion of that portion of the *** actually paid by Spyglass to ***and *** (including, without limitation, *** who render other services in connection with a Picture) of each Picture which contingent compensation is calculated based solely on the *** of the Picture's distributors without deduction of any amounts (other than customary "***") including, without limitation, *** or the *** (as defined in ***, below) of the Picture ("Gross Participations"), in accordance with the provisions of paragraph 76.4.2., below). For purposes of this Agreement, Gross Participations shall not include any *** in *** or ***, but shall include *** in *** after the *** of only ***. Notwithstanding the foregoing, unless otherwise agreed to by Kirch, Kirch's obligation to pay any portion of the Gross Participation payable to any ***or *** of a Picture shall apply only to *** or *** who, within the *** period prior to their engagement in connection with the applicable Picture, have entered into an employment agreement (either directly or through such *** or *** ***) and rendered services in connection with a Motion Picture in connection with which the *** or *** was contractually entitled to receive (and actually did receive) and Gross Participation in connection with such Motion Picture payable by a ***, and such Motion Picture generated at least *** (***) admissions in ***. If an *** or *** has been engaged to render services in connection with a Motion Picture which otherwise qualifies as a Picture hereunder and such ***or *** is entitled to receive a Gross Participation, and, pursuant to the provisions of this paragraph 6.4.1, Kirch would not be obligated to reimburse Spyglass for a portion of such Gross Participation due to the fact that the *** or *** did not meet the qualifications set forth in the immediately prior sentence, then, unless Spyglass notices Kirch in writing not later than the Commencement Date for such Motion Picture that Spyglass has elected to waive its right to seek or receive any portion of such *** Gross Participation from Kirch, then, notwithstanding anything to the contrary contained herein, such Motion Picture shall become an Additional Picture and shall be subject to the provisions of paragraph 3.3, above.

        6.4.2. The portion of an *** or *** Gross Participation payable by Kirch hereunder shall be an amount equal to the actual Gross Participation paid to such *** or ***, multiplied by a fraction, the numerator of which is the***, and the denominator of which is the ***



-----------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

(with such *** being calculated in accordance with the applicable provisions of the *** for such *** or ***); provided, however, that for purposes of calculating the amount of Gross Participations payable hereunder by Kirch with respect to a Picture, (i) the total amount of Gross Participations payable to any *** or *** prior to that point in time at which Gross Receipts derived with respect to such Picture *** shall not exceed a percentage amount equal to the ***of *** of *** or *** as such *** or *** was ***($***), the maximum percentage Gross Participation which may be included hereunder for purposes of calculating Kirch's share would be ***(***)); (ii) Kirch shall not be required to pay any portion of an *** or *** Gross Participation in excess of Kirch's *** set forth in *** of this sentence until such time as Kirch has *** in accordance in accordance with the provisions of ***; and (iii) the total of all Gross Participations payable in connection with the Picture shall not exceed *** percent (***%) of the Picture's ***. Notwithstanding anything to the contrary contained herein, including, without limitation, the provisions of paragraph 6.1.1, above, Kirch acknowledges that the portion of each Picture's Minimum Guarantee allocated to the *** and ***, and to the ***, pursuant to ***, shall be included in Gross Receipts hereunder and in the Picture's *** for purposes of calculating the amount of Gross Participations payable by Kirch hereunder.

        6.4.3. With respect to each Picture, at such time as Spyglass is required to make payment of a Gross Participation to an *** or *** for which Kirch is required to make a payment to Spyglass hereunder, Spyglass shall send to Kirch a written notice setting forth the amount of the Gross Participation to be paid to such *** or *** and the data which Spyglass used to calculate the amount of such Gross Participation. Concurrently with giving such notice, Spyglass shall provide Kirch with detailed information relating to the calculation of such Gross Participation, which shall include, at a minimum, a copy of all relevant portions of the *** or *** relating to the *** of such *** or *** Gross Participation and a detailed summary of the Picture's *** certified as being correct by Spyglass and ***. Within thirty (30) days after Kirch's receipt of Spyglass's notice and the accompanying information required hereunder, if Kirch does not dispute the amount Spyglass is requesting Kirch to pay as its share of such *** or *** Gross Participation, Kirch shall pay such amount to Spyglass within the thirty (30) day period referred to above, and Kirch and Spyglass is requesting Kirch to pay as its share of such *** or *** Gross Participation, Kirch shall so notify Spyglass within the thirty (30) day period referred to above, and Kirch and Spyglass shall meet in an attempt to mutually resolve such dispute. If the parties are unable to resolve such dispute, either party may submit such dispute to binding arbitration in accordance with the provisions of paragraph 25.4, below. If Kirch disputes Spyglass's calculation of the amount Spyglass is requesting Kirch to pay as its share of such *** or *** Gross Participation, Kirch shall nevertheless pay to Spyglass the amount Kirch believes is the correct amount of its share of such *** or *** Gross Participation within the thirty (30) day period referred to above. If Kirch makes a payment to Spyglass with respect to any Gross Participation and it is ultimately determined that the amount Kirch paid was in excess of the amount it actually owed, Spyglass shall promptly refund to Kirch the amount of***. If the amount paid by Kirch was less than the amount it actually owed, Kirch shall pay to Spyglass***.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        6.5. FOREIGN FUNDS

        With respect to any Gross Receipts received by Kirch in a *** other ***, Kirch shall *** Spyglass's share of any such *** to *** prior to reporting the same to Spyglass. The rate of exchange with respect to any such funds shall be the rate of exchange *** and *** to Kirch at the time Kirch actually ***, and Kirch shall have no obligation to convert any such Funds to United States currency at any time prior to the time Kirch is required to remit such funds (if any) to Spyglass hereunder so as to ***. If the transmission of any Gross Receipts derived from the Picture from any *** or ***, *** or other government imposed restrictions, then, if Kirch elects by giving notice to Spyglass to sc effect or Spyglass so requests by giving Kirch notice to such effect. Kirch shall (to the extent permitted under the laws of any such ***) cause Spyglass's share of Gross Receipts to which Spyglass would be entitled upon *** to the *** to be deposited in Spyglass's name (or in such name as Spyglass may designate) in any bank or other depository designated by Spyglass (or by Kirch if Kirch elects to so deposit such monies and Spyglass fails to designate a depository, in which event, Kirch will give notice to Spyglass as to the details of such deposit) in such territory or country. Such deposit will, for the purposes of this Agreement, be deemed payment to Spyglass of the amount deposited (computed at the ***prevailing and reasonably available to Kirch at the time such deposit is made) and Kirch shall have no further liability to Spyglass in connection with any monies so deposited.

        6.6. ***.

        For purposes of this Agreement the Pictures shall ***. The *** to have Commencement Dates hereunder (which the parties acknowledge are SIXTH SENSE, THE INSIDER, KEEPING THE FAITH, SHANGHAI NOON) shall constitute ***. The *** to have Commencement Dates hereunder (the first of which the parties acknowledge is ***) shall constitute ***. If Kirch exercises is option pursuant to paragraph 2.2, above, the *** to have Commencement Dates hereunder shall constitute the ***.

        6.7. *** ***.

        With respect to each ***, Kirsch shall pay to Spyglass *** percent (***%) of the *** derived from exploitation of the *** in the ***. Each *** shall be *** for hereunder on a ***, but the Pictures *** shall not be *** as between the *** and the ***. In that regard, the *** with respect to the Pictures in each *** shall be computed as follows: Kirch shall deduct from the Gross Receipts derived from the exploitation of the ***for the Pictures that ***, on a *** and *** ***, (i) a distribution fee ("Distribution Fee") in an amount equal to ***percent (***%) of the Gross Receipts derived from the exploitation of the ***for the Pictures in the *** (which Distribution Fee shall be inclusive of ***), (ii) all Distribution Expenses incurred in connection with the exploitation of the *** for the Pictures in *** (provided, however, that, with respect to the last Picture in each *** Kirch may not deduct Distribution Expenses in excess of the lesser of ***(***) or *** percent (***%) of the amount of the *** for such Picture), and (iii) the *** Recoupable Minimum Guarantee Payments allocated to the *** pursuant to ***, for the Pictures in the *** The balance of the Gross Receipts for the Pictures in the ***. The balance of the Gross Receipts



-----------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

for the Pictures in the *** remaining after Kirch has deducted the amounts set forth herein, is referred to herein as the *** for that ***

        6.8. ACCOUNTING STATEMENTS.

        Kirch shall render accounting statements to Spyglass with respect to each Picture no later than *** after the close of each accounting period during which Kirch receives any Gross Receipts with respect to such Picture, and teach such statement shall set forth in summary the Gross Receipts received by Kirch during the accounting period with respect to such Picture and the permitted charges, costs and expenses deducted from such Gross Receipts with respect to such Picture (including, without limitation, *** ***and *** relating to *** in such *** which Kirch is entitled to deduct hereunder). To the extent that any accounting statement shows that any Picture has generated Net Receipts (after taking into account Kirch's *** with respect to *** (which shall be reflected in a separate statement)), Kirch shall pay Spyglass's chare of such Net Receipts to Spyglass together with the accounting statement. To the extent that Kirch has previously paid Net Receipts to Spyglass with respect to any ***, if the second accounting statement issued after the last Picture in the *** has been released on Videograms shows for that *** that Kirch has incurred a deficit with respect to such *** (I.E., the *** of the unrecouped Recoupable minimum Guarantee Payments for the *** in the ***, plus the Distribution Expenses for the Pictures in the ***, plus Kirch's Distribution Fees for the *** in the *** exceeds the amount of the Gross Receipts for the *** in the *** plus any payments made to Kirch by Spyglass pursuant to paragraph 3.2.2, above, with respect to any of the ***in the ***, within ten (10) business days after Spyglass's receipt of such accounting statement, Spyglass shall pay to Kirch the amount of such deficit, up to the amount of Net Receipts previously paid to Spyglass by Kirch with respect to such ***. For purposes hereof, the "Accounting Period" with respect to each Picture shall be ***for a period of *** *** after the date of the first accounting statement rendered with respect to such Picture, and then ***until the end of the Exploitation Term for such Picture in all countries of the *** (provided, however, that if during any Accounting Period after Kirch begins rendering *** accounting statements, there are no Gross Receipts with respect to a Picture, then, commencing with the next Accounting Period, the Accounting Periods for that Picture shall be *** until such time as there are reportable Gross Receipts for that Picture, after which time Kirch shall resume rendering *** accounting statements for as long as such Picture continues to generate Gross Receipts).

        6.9. AUDIT RIGHTS.

        6.9.1. Each of (i) Spyglass's calculation of the *** of each Picture and the *** amount payable by Kirch with respect thereon, (ii) Spyglass's calculation of Kirch's share of *** required hereunder, and (iii) Kirch's calculation of ***, shall be subject to audit in accordance with the provisions of this paragraph 6.9. In that regard, the party desiring an audit (the "Requesting Party"). The Responding Party will respond to the Requesting Party's request and provide the requested information within thirty (30) days after the date of the Responding Party's receipt of the request. If the Responding Party does not timely respond to the Requesting Party's request, the information provided by the Responding Party is inadequate or the Requesting Party desires to independently confirm the accuracy of the information provided, the Responding Party will permit the Requesting Party, or an independent certified public accountant, designated by the Requesting Party



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

(but which, unless otherwise approved by the Responding Party, shall be one of the so-called "big six" national accounting firms), to make an examination, at the Requesting Party's expense, of the Responding Party's books and records, which examination may take place upon thirty (30) days' advance written notice to the Responding Party, at the Responding Party's offices during reasonable business hours. With respect to any audit conducted hereunder, if, after the final conclusion of any legal proceedings relating to amounts claimed to be owed by the Requesting Party, a court or arbitrator determines, or if the Responding party acknowledges, that the Responding Party has underpaid the Requesting Party with respect to any payment due hereunder, the Responding Party shall promptly pay to the Requesting Party with respect to any payment due hereunder, the Responding Party shall promptly pay to the Requesting Party the ***, ***. In the event that Kirch is the Requesting Party, in addition to having the right to audit Spyglass's books and records hereunder, Kirch shall also have the right to audit the books and records of the Picture's production entity for purposes of verifying the calculation of the *** and the *** amount applicable thereto, to the extent that such production entity is an Affiliated Company of Spyglass. If such production entity is not an Affiliated Company of Spyglass, then, in addition to the audit rights accorded to Kirch hereunder, the following shall apply: With respect to Acquired Pictures, if the application production company's records are not available to Spyglass, then, at Kirch's request, Spyglass will deliver to Kirch a *** certified by such production company setting forth the amount of Spyglass's *** (as defined in ***) for such Picture. If Spyglass has an audit right with respect to such production company, Kirch may cause Spyglass to exercise any audit rights it may have with respect to such production entity (but at Kirch's cost) and to provide Kirch with a copy of the results of such audit as it relates to the calculation of the ***.

        6.9.2. Each statement rendered by either party hereunder shall be binding upon the recipient as to the transactions reflected therein for the first time upon the expiration of *** from and after the date such statement is rendered, provided that this limitation shall not apply to any portion of any statement to which the recipient files written objections at any time during such ***period. If the recipient notifies the party providing such statement in writing of any objections the recipient has to any accounting statement, such objections shall be deemed waived unless the recipient commences appropriate legal proceedings within *** after the date propounding party receives notice of the recipient's objections.

7.      MINIMUM GUARANTEE PAYMENTS.

        7.1. MINIMUM GUARANTEE AMOUNT.

        As consideration for the rights granted to Kirch hereunder, but subject to the provisions of ***, with respect to each Picture, Kirch will pay to Spyglass an amount (the "Minimum Guarantee") equal to the sum of (i) ***(***%) of the lesser of the *** of each Picture or the actual *** of such Picture (provided, however, that, with respect to Acquired Pictures, the amount payable purchase to this clause (i) shall instead be an amount equal to *** percent (***%) of the *** (as defined in ***) for such Picture), and (ii) the Additional Financing Payment (as defined in ***). The Minimum Guarantee shall be payable ***percent (***%) upon delivery to Kirch of an *** (in accordance with the provisions of ***, and in the form attached hereto as ***) *** to the *** to which ***, and *** to Kirch of the *** which are to be *** to Kirch, and ***



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

percent (***%) upon Kirch's acceptance (or deemed acceptance) of the *** in accordance with ***. Notwithstanding the foregoing, with respect only to MISSION TO MARS, (A) solely for purposes of calculating the amount payable pursuant to clause (i) of this paragraph, the amount of the *** for such Picture shall not exceed *** ($***), and (B) if the *** are excluded from the Territory with respect to such Picture pursuant to the last sentence of paragraph 5, above, the percentage amount payable pursuant to clause (i) of this paragraph shall be *** percent (***%) instead of *** percent (***%).

        7.2. ADDITIONAL FINANCING PAYMENT.

        For purposes of this Agreement, the "Additional Financing Payment" shall be calculated as follows:

        7.2.1. The amount of the Additional Financing Payment shall be the sum of two (2) numbers, the first of which shall be the product of the amount of the *** (or the ***, if applicable) of the Picture times ***% times the *** times a fraction the numerator of which is the ***and *** referred to above or the *** (as defined in ***) for the Picture, and the denominator of which is *** (***), and the second of which shall be product of the amount of the *** of the Picture times ***% times the *** times a fraction the numerator of which is the total number of *** between the *** of *** of *** of the Picture and the earlier of the *** to Kirch the *** and *** referred to above or the *** for the Picture, and the denominator of which is *** (***).

        7.2.2. By way of example, and not by way of limitation, for purposes of computing the Additional Financing Payment with respect to a Picture, if (i) the ***for a Picture is *** ($***), (ii) the *** is *** percent ***%, (iii) the *** between the *** and the *** and *** referred to above is ***, and (iv) the *** between the *** of *** of *** of the Picture and the *** and *** referred to above is *** (***) months, the amount of the Additional Financing Payment for such Picture would be *** Dollars ($***).

        7.3. MINIMUM GUARANTEE AMOUNT FOR CERTAIN ADDITIONAL PICTURES.

        Notwithstanding anything in paragraph 7.1, above, to the contrary, with respect to each Additional Picture for which Kirch elects to exercise its option pursuant to paragraph 3.3, above, and with respect to which Spyglass or one of its Affiliated Companies does not own or control all of the Kirch Rights, then, in lieu of the percentage amount otherwise payable pursuant to paragraph 7.1, above, the Minimum Guarantee payable with respect to such Additional Picture shall be a percentage of the ***for such Additional Picture calculated based on the *** set forth in ***, for each of the Kirch Rights (but exclusive of the *** if Kirch elects not to acquire such Rights) with respect to such Additional Picture that are owned or controlled by Spyglass or one of its Affiliated Companies.

        7.4. CONDITIONS PRECEDENT

        Notwithstanding anything to the contrary contained in paragraph 7.1, above, Kirch's obligation to pay the Minimum Guarantee with respect to a Picture shall be subject to the following



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

conditions precedent, each of which must be satisfied before Kirch is required to pay any monies with respect to such Picture:

        7.4.1. Spyglass having delivered to Kirch the Final Budget for the Picture (provided, however, that this condition precedent shall not apply to the Pre-Existing Pictures); provided, however, that if Spyglass is unable to provide Kirch with the Final Budget for a Picture (except for the Pre-Existing Pictures), notwithstanding anything to the contrary contained herein, such Picture shall become an Additional Picture hereunder.

        7.4.2. Spyglass having obtained all insurance coverage required pursuant to paragraph 18, below, with Kirch having been named as an additional insured on all such policies and insurance certificates naming Kirch as an additional insured having been delivered to Kirch.

        7.4.3. Spyglass having delivered to Kirch the most current version of the screenplay for the Picture.

        7.5. REFUND OF MINIMUM GUARANTEE PAYMENTS FOR NON-QUALIFIED PICTURES.

        If, at any time after Kirch has paid the Minimum Guarantee for a Picture, or any portion thereof, the Picture ceases to remain qualified as a Picture for any reason, upon Kirch's request (but subject to the provisions of paragraph 14.2, below, with respect to any Picture which ceases to remain qualified as a Picture due to a failure to meet the Minimum Theatrical Release Requirements set forth in paragraph 14.2, below), Spyglass shall repay to Kirch (to the extent not paid or payable to Kirch by the Picture's completion guarantor) the full amount of the Minimum Guarantee (up to the amount previously paid by Kirch), plus interest thereon at the Interest Rate.

        7.6. ADJUSTMENTS TO MINIMUM GUARANTEE PAYMENTS.

        7.6.1. Notwithstanding anything contained in paragraphs 7.1 and 7.2, above, to the contrary, if at the time Kirch is required to pay the first installment of the Minimum Guarantee for a Picture, the United States Dollar/*** exchange rate (the "Exchange Rate") as published in the European WALL STREET JOURNAL on the December 31, March 31, June 30 or September 30 (whichever is closest) immediately prior to the Commencement Date of the Picture is greater than the Upper Benchmark or lower than the Lower Benchmark, the U.S. Dollar equivalent of the Minimum Guarantee payable with respect to the Picture shall be adjusted (I.E., either increased or decreased) by an amount equal to the U.S. Dollar equivalent (computed at the Exchange Rate) of the difference between the cost in *** to pay the Minimum Guarantee applicable to the Picture at the Exchange Rate and the amount it would have cost in ***to pay the Minimum Guarantee if the exchange rate as of the Commencement Date of the Picture were the Upper or Lower Benchmark, as applicable. For purposes of this Agreement, the Upper Benchmark shall be *** (***) to ***, and the Lower Benchmark shall be ***(***) to ***. By way of example and not by way of limitation, if the Minimum Guarantee payment applicable to a Picture calculated in accordance with ***, was *** (***), and the Exchange Rate as of the Commencement Date of the Picture was *** (***) to ***, the Minimum Guarantee payable with respect to such Picture would be reduced by *** ($***) (which represents the U.S. Dollar equivalent of *** (***) calculated at such Exchange Rate). Alternatively, if the Exchange Rate as of the Commencement Date of the Picture was ***



-----------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

(***) to ***, the Minimum Guarantee payable with respect to such Picture would be increased by *** ($***) (which represents the U.S. Dollar equivalent of *** (***) calculated at such Exchange Rate). In the event that the amount of the Minimum Guarantee payable hereunder with respect to a Picture is adjusted pursuant to this paragraph 7.6.1, then all references in this Agreement to the Minimum Guarantee being *** percent (***%) of applicable index (I.E., ***, etc.) with respect to such Picture shall be deemed to be adjusted to reflect the actual percentage of the applicable index with respect to such Picture which such Minimum Guarantee payment represents. From and after the date on which ***, the adjustments to Minimum Guarantee payments referred to in this paragraph
7.6.1 shall be based on the U.S. Dollar/*** exchange rate rather than the U.S. Dollar/*** exchange rate. At such time, the Upper and Lower Benchmarks shall be recalculated based on the U.S. Dollar/*** exchange rate in effect as of the date of such currency conversion, and all references herein to the Exchange Rate shall be deemed to be references to the U.S. Dollar/*** exchange rate as published in the European WALL STREET JOURNAL on the dates indicated in the first sentence of this paragraph.

        7.6.2. Except with respect to ***, not later than *** after Delivery of each Picture, Spyglass shall provide Kirch with a statement setting forth the estimated *** of the Picture. In the event that the estimated *** of the Picture is less than the amount of the Final Budget, concurrently with providing such statement, Spyglass shall pay to Kirch an amount (the "Initial Adjustment Amount") equal to the difference between (i) the Minimum Guarantee actually paid and (ii) *** percent (***%) of the estimated *** of the Picture plus the adjusted Additional Finance Payment calculated in the same manner as set forth in paragraph 7.2, above, but utilizing the actual *** as the basis for such calculation rather than the amount of the ***. If the estimated *** statement indicates that an Initial Adjustment Amount is due to Kirch and Spyglass does not make such payment at the time it provides the estimated *** statement, subject to the provisions of paragraph 13.5.3, below, Kirch may deduct such amount from any further payments which would otherwise be due to Spyglass hereunder, including, without limitation, payment of Kirch's Minimum Guarantee (or any portion thereof) with respect to any other Picture. Not later than four
(4) months after Delivery of the Picture, Spyglass shall provide Kirch with a certified statement setting forth in detail the actual *** of the Picture. In the event that the actual Production Cost of the Picture is less than the estimated *** of the Picture, concurrently with providing such statement, Spyglass shall pay to Kirch an amount equal to the difference between ***percent (***%) of the estimated *** of the Picture and *** percent (***%) of the actual *** of the Picture, plus ***, with such *** from the date of *** of the *** pursuant to ***, through the date of payment of such amount. In the event that the actual *** of the Picture is greater than the estimated *** of the Picture, concurrently with providing such statement, Kirch shall pay to Spyglass an amount equal to the difference between *** percent (***%) of the actual *** of the Picture and *** percent (***%) of the estimated *** of the Picture, plus ***, with such *** from the date of *** pursuant to ***, through the date of repayment of such amount. With respect to Acquired Pictures for which the amount of Spyglass's Acquisition Cost is subject to adjustment, then the provisions of this paragraph 7.6.2. shall apply, except that all references in this paragraph to the *** shall be deemed to refer to the Acquisition Cost as set forth in Spyglass's statement pursuant to paragraph 7.4.1., above, and all references in this paragraph to the *** shall be deemed to refer to the final adjusted Acquisition Cost.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        7.7. ALLOCATION OF MINIMUM GUARANTEE PAYMENTS: RECOUPABLE MINIMUM GUARANTEE PAYMENTS.

        7.7.1. The ***percent (***%) Minimum Guarantee payment payable hereunder with respect to each Picture shall be allocated among the Kirch Rights as follows:

        7.7.1.1. *** percent (***%) shall be allocated to the German Rights, with such *** percent (***%) being allocated *** percent (***%) to that portion of the German Rights consisting of Television Rights (the "German Television Rights"), *** percent (***%) to that portion of the German Rights consisting of Video Rights and *** percent (***%) being allocated to the remaining German Rights.

        7.7.1.2. ***percent (***%) shall be allocated to the Italian Rights.

        7.7.1.3. *** percent (***%) shall be allocated to the Spanish Rights.

        7.7.1.4. *** percent (***%) shall be allocated to the Russian Rights, with such *** percent (***%) being allocated to that portion of the Russian Rights consisting of Theatrical Rights.

        7.7.2. The Minimum Guarantee payments allocated to the German Rights except for the German Television Rights (I.E., *** out of the total *** percent (***%) Minimum Guarantee), are referred to herein as the "Recoupable Minimum Guarantee Payments."

        7.8. BUDGET.

        For purposes of this Agreement, the "Budget" for a Picture is the budget prepared by Spyglass setting forth the estimated Production Cost of the Picture inclusive of (i) an *** to Spyglass in an amount equal to *** percent (***%) of all ***, ***, *** set forth in such budget (but not including ***or the *** set forth in clauses (ii) and (iv) below), up to a maximum of *** Dollars ($***) (and provided, however, that in no event shall the total of all *** to Spyglass for all Pictures which have Commencement Dates during any calendar year exceed ***Dollars ($***) in the aggregate); (ii) a *** payable to Spyglass or one of its Affiliated Companies (or to ***) not to exceed *** Dollars ($***) (provided, however, that the maximum *** which Spyglass may include in the Budget shall increase by a percentage amount equal to the lesser of ***percent (***%) or the amount of the MPAA Adjustment during each calendar year of this Agreement commencing in 2000), (iii) the actual *** payable by Spyglass or any of its Affiliated Companies to a ***, and (iv) a *** in an amount equal to *** percent (***%) of the *** set forth in such budget. Notwithstanding the foregoing, except with respect to SIXTH SENSE, THE INSIDER and MISSION TO MARS in no event may the Budget for a Picture include any *** or any items of *** in excess of *** Dollars ($***).



-----------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        7.9. FINAL BUDGET.

        The "Final Budget" for the Picture shall be the Budget for the Picture as it exists at the ***of the Picture, as approved by Spyglass, the *** or other *** providing *** for the Picture (if any) (but only to the extent that the *** or such *** has a right to approve such Budget) and the Picture's ***(provided, however, that if any such party has not approved the Picture's Budget as of the *** of the Picture, the "Final Budget" shall be the Budget in effect as of the *** of the Picture as approved by the Picture's ***).

        7.10. PRODUCTION COST: ACQUISITION COST.

        7.10.1. The "Production Cost" of a Picture means the *** the Picture as certified by Spyglass or any of its Affiliated Companies, including, without limitation, all *** and *** paid in connection with the *** thereof, but exclusive of any *** or other *** to any party (including, without limitation, Spyglass) or any fees to Spyglass or any of its Affiliated Companies (except for the *** and *** set forth in paragraph 7.8, above, which shall be included in the Production Cost), and exclusive of any ***, ***or other *** or *** to Spyglass or any of its Affiliated Companies or on its behalf relating to the Picture (including, without limitation, any ***or *** of all or any portion of the *** ***). Such costs shall include, without limitation, all *** and *** for the *** of any *** the Picture; *** of *** for the Picture (provided, however, that in no event shall *** in connection with such Picture in the aggregate exceed *** Dollars($***)); fees paid for *** and ***, including, without limitation, the Picture's *** (if other than ***); fees and costs for ***, ***, ***, *** and ***; *** in connection with ***, *** and *** activities; *** and ***; charges of any *** of the Picture and all sums which any such *** is entitled to recoup in connection with the Picture; and ***fees for Spyglass's or any of its Affiliated Companies *** and *** who render services in connection with production of the Picture (but not including any *** or expenses incurred in connection with *** or other matters not directly relating to the development or production of the Picture). For purposes of calculating the Production Cost of a Picture, any cash payments received by Spyglass (or any of Spyglass's Affiliated Companies or any co-producer of such Picture) with respect to ***, shall be applied to reduce the Production Cost of the Picture. For purposes of clarification, to the extent that *** or *** have been provided for use in connection with a Picture, such that the ***or *** (thereby resulting in a savings on the Production Cost of the Picture), the Production Cost of a Picture shall not be further reduced by the value of such *** or *** provided by a third party in connection with *** or ***.

        7.10.2. The "Acquisition Cost" of a Picture means (i) the lesser of the *** for such Picture (which, for purposes of this Agreement, shall be an amount equal to the *** of the Picture agreed upon by Spyglass and the ***) or the *** for such Picture (which, for purposes of this Agreement, shall be an amount equal to the cost of *** of the Picture agreed upon by Spyglass and the ***), plus (ii) the *** and *** set forth in paragraph 7.8, above. (For purposes of clarification the method set forth in this paragraph 7.10.2 would be the basis upon which the Minimum Guarantee would be calculated for the Motion Picture currently entitled *** in the event Spyglass acquires certain rights (but not all rights) to this Motion Picture and Kirch exercises its option pursuant to paragraph 3.3, above, to acquire rights to such Motion Picture,)



-----------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

8.      SECURITY FOR SPYGLASS'S OBLIGATIONS.

        As security for (i) Spyglass's obligation to deliver each Picture hereunder, (ii) Spyglass's obligation to make payments to Kirch pursuant hereto and (iii) Spyglass's obligation to allow Kirch to recoup all monies recoupable by Kirch hereunder, including without limitation the Recoupable Minimum Guarantee Distribution Expenses and third party participations, from the Gross Receipts from which it is entitled to so recoup, Spyglass shall, as a condition to Kirch's obligations hereunder, grant to Kirch a security interest in and to
(A) the Kirch Rights with respect to each Picture, (B) Spyglass's interest in the screenplay for each Picture and the literary property, if any, which is the basis for the Picture (but only to the extent necessary to allow Kirch to exploit the Kirch Rights) and (C) all proceeds from the exploitation of the Kirch Rights for the Exploitation Term which Kirch is entitled to retain hereunder other than the amounts payable to Spyglass hereunder; provided, however, that Spyglass shall not be required to grant Kirch such a security interest with respect to THE INSIDER. In connection with Kirch's security interest, Spyglass agrees that Kirch shall have a non-exclusive right of access to all physical materials comprising each Picture to the extent necessary to allow Kirch to enforce its security interest in the event Spyglass defaults in its obligation to Deliver any such Picture or in the payment of any sums due to Kirch pursuant hereto. Spyglass agrees to execute copyright mortgages, UCC-1 Financing Statements and all other documents requested by Kirch and reasonably necessary to allow Kirch to perfect its security interest as set forth in this paragraph. If Spyglass fails to execute or deliver to Kirch any of the foregoing documents within ten (10) days after Kirch's request that Spyglass execute, and Spyglass's receipt of, any such documents, then Spyglass hereby appoints Kirch as Spyglass's irrevocable attorney-in-fact, with the right, but not the obligation, to do any and all acts and things necessary to execute, acknowledge and deliver any such document, in Spyglass's name and on Spyglass's behalf, which appointment shall be deemed to be a power coupled with an interest and shall be irrevocable. With respect to each Picture delivered hereunder, Kirch agrees to enter into reasonable and customary interparty/intercreditor agreements with each Picture's production lender, the completion guarantor, any other distributor with whom Spyglass has a multiple distribution agreement and who is granted a security interest in a Picture, and, at Spyglass's request, the Screen Actors Guild and the Directors Guild of America and any other applicable guild or union, to the extent any of them are granted a security interest in a Picture; provided, however, that any such agreement must contain customary non-disturbance language with respect to Kirch's rights hereunder.

9.      ADVERTISING AND CREDIT.

        9.1. CREDIT REQUIREMENTS.

        Concurrently with its Delivery of the Essential Delivery Elements with respect to each Picture hereunder, Spyglass will provide Kirch with a list of all required screen credits (if not already contained in each Picture), paid advertising and publicity and promotional requirements (if any), Kirch will comply with these requirements at all times after their receipt.

        9.2. KIRCH'S ADVERTISING AND CREDIT RIGHTS.

        Subject to Spyglass's requirements and restrictions of which Kirch is given timely notice and the provisions of this Agreement, during the Exploitation Term for each Picture Kirch



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

will give the exclusive right, in the Territory with respect to the Kirch Rights, to (i) advertise, publicize and promote each Picture; (ii) include in all such advertising and promotional publicity the name, voice and likeness of any person who has rendered services in connection with any Picture, but not as an endorsement for any product or service other than the Picture in question and
(iii) include at the beginning and the end of each Picture Kirch's or its designee's distribution credit or logo. In addition, in the German Territories and the Russian Territories, with respect to exploitation of the Kirch Rights, Kirch shall have the right to include a presentation credit in the main titles of each Picture (but only if such presentation credit can be inserted without altering the music cues), and in all trailers and paid advertisements issued in connection with the Picture, to be shared with the proprietary credit accorded to Spyglass (or such other credit as Spyglass may designate, which may include, without limitation, the Picture's United States distributor) substantially in the form "Spyglass Entertainment Group [and/or its designee] and Kirch Film [and/or its designee] Present." In exercising these rights Kirch may not alter or delete any credit, logo, copyright notice or trademark notice appearing on any Picture.

10.     DUBBING, SUB-TITLING AND EDITING.

        10.1. SPYGLASS'S RIGHTS AND REQUIREMENTS.

        Spyglass will timely provide Kirch with any dubbing, sub-titling or editing requirements and restrictions applicable to each Picture or its trailers. Kirch will comply with these requirements and restrictions (including, without limitation, any contractual requirements or restrictions accorded to any talent rendering services in connection with a Picture; provided, however, that Spyglass shall promptly reimburse Kirch for any cost incurred by Kirch as a result of complying with any such requirements or restrictions) after their receipt in creating an authorized dubbed, sub-titled or edited version of each Picture or its trailers. As between Spyglass and Kirch, Kirch will be responsible for preparing all non-English language versions of the Picture necessary for Kirch's exploitation of the Kirch Rights in the Territory. In that regard, Kirch shall recoup such costs as a Distribution Expense.

        10.2. KIRCH'S RIGHTS.

        Subject to Spyglass's requirements and the provisions of this Agreement, including, without limitation, the provisions of paragraph 3.1.3, above, Kirch will have the non-exclusive right (but not the obligation) to: (i) dub each Picture in the German, French, Italian, Russian and Spanish language, and in all national languages of the countries in the Territory; (ii) sub-title each Picture in the German, French, Italian, Russian and Spanish language, and in all national languages of the countries in the Territory; and (iii) edit each Picture (but solely for purposes of censorship, and, with respect to the Television Rights, for time and the insertion of commercial announcements), subject to any third party contractual restrictions agreed to by Spyglass of which Kirch is timely notified. In connection with the foregoing, Spyglass shall provide Kirch with access to any French and Italian dubbed and subtitled version for each Picture to which Spyglass has access.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        10.3. LIMITATIONS.

        In exercising its rights under this Agreement, above, Kirch shall not alter or delete any credit, logo, copyright notice or trademark notice appearing on any Picture.

11.     DELIVERY AND RETURN.

        11.1. DELIVERY.

        "Delivery" of a Picture means delivery to Kirch of all of the materials and documents specified in Schedule "B" hereto (the "Delivery Materials") with respect to the Picture in accordance with the requirements of this paragraph and paragraph 11.4, below, and Kirch's acceptance of the Film Elements (as set forth in Schedule "B" hereto) in accordance with Paragraph 11.2, below. Spyglass shall Deliver the Essential Delivery Elements (as defined below) with respect to each Picture on or before that date which is *** after the completion of principal photography of such Picture (the "Delivery Date"); provided, however, that if a Picture's United States theatrical distributor intends to initially release the Picture within ninety (90) days after the Picture is delivered to such distributor, and an earlier Delivery Date is necessary in order to meet a scheduled release date of the Picture in the German Territories, then Spyglass shall Deliver the Essential Delivery Elements for such Picture to Kirch not later than thirty (30) days after delivery of the Picture to its United States theatrical distributor (which date shall be the required Delivery Date for such Picture for all purposes hereunder), and Spyglass shall use its reasonable efforts to Deliver the Essential Delivery Elements for such Picture to Kirch simultaneously with Spyglass's delivery of such Picture to its United States theatrical distributor. Notwithstanding the foregoing, except with respect to Pictures which are subject to the proviso in the immediately prior sentence, the Essential Delivery Elements for ***(***) Picture may be delivered by that date which is*** (***) *** after the completion of principal photography of such Picture, the Essential Delivery Elements for *** (***) Picture (in addition to the Picture previously mentioned in this sentence) may be delivered by that date which is *** *** *** after the completion of principal photography of such Picture, and the Essential Delivery Elements for *** (***) Picture (in addition to the *** (***) Pictures previously mentioned in this sentence) may be delivered by that date which is *** (***) *** after the completion of principal photography of such Picture. The Film Elements which are required to be physically delivered to Kirch as indicated in Schedule "B" hereto shall be physically delivered to Kirch, at Spyglass's expense, by making delivery to a film laboratory or other facility designated by Kirch; provided, however, that Kirch shall promptly reimburse Spyglass for its costs in manufacturing and shipping such Film Materials after Kirch has accepted such materials as provided herein (which costs shall be recouped by Kirch as a Distribution Expense hereunder). The Film Elements to which Kirch is to be given laboratory access shall be Delivered by Spyglass delivering to Kirch two fully executed letters substantially in the form attached hereto as Schedules "E-l" and "E-2," giving Kirch access to such materials at one of Technicolor Rome, Technicolor London, Technicolor Los Angeles or at such other laboratory or facility as may be mutually agreed upon by Spyglass and Kirch. The Publicity Materials and the Legal and Publicity Documents shall be physically delivered to Kirch, at one location designated by Kirch, at Kirch's expense. Except as otherwise provided herein, the Delivery Materials shall be delivered to the delivery location specified by Kirch. For purposes of this Agreement, the Delivery Materials listed in Schedule "B" hereto marked with an asterisk are collectively referred to herein as the "Essential Delivery Elements."



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        11.2. EVALUATION OF FILM ELEMENTS.

        All Film Elements will automatically be considered satisfactory if Kirch does not notify Spyglass otherwise within *** (***) *** after Delivery of each such item. If Kirch so notifies Spyglass (which notice will state with reasonable specificity the nature of Kirch's objections with respect to such material) and Spyglass so elects, Kirch will immediately return to Spyglass any Film Elements which Kirch claims are unacceptable, at Spyglass's cost. If, pursuant to an arbitration conducted in accordance with Schedule "C" hereto, Kirch's notice is determined to be incorrect, then Kirch will promptly reimburse Spyglass for the costs referred to in the immediately prior sentence. If Kirch's notice is accurate, then Spyglass will timely correct any defects or deliver new Film Elements, at Spyglass's cost. If Spyglass has not corrected any such Delivery defect within *** (***) *** of its receipt of Kirch's notice, except with respect to a Delivery defect relating to materials Delivered pursuant to paragraph 1.6 of Schedule "B" hereto, Kirch may either cure the Delivery defect and *** the *** as a *** or *** with respect to such Picture; provided, however, that with respect to Kirch's right to *** with respect to such Picture, unless the defective element is an Essential Delivery Element and is one which prohibits Kirch from exploiting the Kirch Rights to such Picture, Kirch shall afford Spyglass a ***in accordance with the procedures set forth above nor to exercising its *** with respect to such Picture. If with respect to any Picture there is a dispute as to whether or not a Delivery defect exists (or whether or not such Delivery defect has been cured), Kirch's right to terminate the Agreement with respect to such Picture shall be subject to the arbitration provisions of Schedule "C" hereto.

        11.3. FAILURE TO EFFECT TIMELY DELIVERY.

        If the Essential Delivery Elements for any Picture are not Delivered to Kirch hereunder by the applicable Delivery Date, and, at least ***(***) *** prior to the Delivery Date, Spyglass has given Kirch written notice that it will not be able to Deliver the Essential Delivery Elements for such Picture by the Delivery Date, then Kirch shall have the right, at its election (which shall be made within *** (***) *** after the Delivery Date), to either (i) accept Delivery of the Essential Delivery Elements with respect to such Picture after the Delivery Date, or (ii) terminate the Agreement with respect to such Picture. If, with respect to any Picture, Spyglass does not give the *** (***) *** notice referred to above, then Kirch shall have the same rights specified in the first sentence of this paragraph, except that the *** (***) *** period referred to above shall be extended to (***) ***. If Kirch elects to terminate the Agreement with respect to such Picture, Kirch acknowledges that, subject to Spyglass's compliance with the provisions of paragraph 11.4, below, such termination shall be Kirch's sole remedy with respect to Spyglass's failure to timely Deliver such Picture. Notwithstanding the foregoing, nothing contained in this paragraph 11.3 shall in any way limit any rights or remedies otherwise available to Kirch in the event Spyglass wrongfully refuses to Deliver any Picture hereunder. For purposes of this paragraph, Spyglass shall be deemed to have wrongfully refused to Deliver a Picture to Kirch hereunder if, after the Delivery Date, Spyglass has not Delivered the Essential Delivery Elements for such Picture to Kirch within *** (***) *** after Spyglass has delivered equivalent delivery elements for such Picture to the Picture's United States distributor (but only with respect to Pictures which Spyglass is required to deliver to the United States distributor), or if Spyglass has not delivered the Essential Delivery Elements



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

for such Picture to Kirch within *** (***) *** after Spyglass has delivered equivalent delivery elements for such Picture to a distributor in any international territory (which, for purposes of this paragraph, shall be deemed to be the ***).

        11.4. EFFECT OF TERMINATION.

        If Kirch elects to terminate the Agreement with respect to a Picture pursuant to either paragraph 11.2 or 11.3, above, (i) within ten (10) business days after Spyglass's receipt of Kirch's notice of termination with respect to such Picture, Spyglass shall repay to Kirch the full amount of the Minimum Guarantee installments previously paid to Spyglass with respect to such Picture, plus interest thereon at the Interest Rate; (ii) Kirch shall be relieved from any further obligations pursuant to this Agreement with respect to such Picture, including, without limitation, any obligation to pay any portion of the Minimum Guarantee with respect to such Picture which Kirch has not previously paid;
(iii) upon Spyglass's request, Kirch shall return to Spyglass all Delivery materials previously delivered to Kirch with respect to such Picture, at Spyglass's sole expense; and (iv) all rights granted to Kirch hereunder with respect to such Picture shall automatically revert to Spyglass and neither Kirch nor any of Kirch's subdistributors shall have any further right with respect to such Picture, or any further right to exploit such Picture or any of the Kirch Rights with respect to such Picture. Notwithstanding anything to the contrary contained herein, in the event that Spyglass timely submits the issue of whether or not Delivery to Kirch has been effected to arbitration pursuant to the provisions of Schedule "C" hereto, the ten (10) business day period referred to in the first sentence of this paragraph 11.4 shall not commence until such time, if ever, as the Arbitrator (as defined in Schedule "C" hereto) issues its decision pursuant to the provisions of Schedule "C" hereto that Delivery to Kirch was not effected (or was not timely effected).

        11.5. PICTURE SPECIFICATIONS.

        In addition to the delivery specifications set forth in Schedule "B" hereto, each Picture as Delivered shall be completely finished, fully edited and titled and fully synchronized with language, dialogue, sound and music recorded with sound equipment pursuant to valid licenses, and of a technical quality adequate for general release in first-class theaters.

        11.6. ADDITIONAL MATERIALS.

        With respect to each Picture, Kirch will accord Spyglass access to and the right to use any and all foreign language tracks and subtitled versions of such Picture created by Kirch in connection with its exploitation of the Licensed Rights; provided, that Spyglass shall reimburse Kirch for any direct, out-of-pocket duplication costs incurred by Kirch in making such material available to Spyglass. In the event Kirch requires access to copies of any foreign language tracks or subtitled versions (including, without limitation, the Italian and Spanish dubbed and subtitled versions of the Picture), masters, advertising or promotional materials, artwork or other materials created in connection with exploitation of the Spyglass Rights, including, without limitation, any edited version of a Picture or the advertising and promotional materials created by Spyglass or the Picture's United States distributor (collectively "Additional Materials"), Spyglass shall accord Kirch access to any such Additional Materials which Spyglass has in its possession or under its control or to which the Picture's United States distributor has access; provided that Kirch shall reimburse



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Spyglass for any direct, out-of-pocket costs incurred by Spyglass in making such materials available to Kirch. With respect to all physical materials created or manufactured by Kirch pursuant to this Agreement, Spyglass shall own all copyrighted materials contained in this paragraph shall give Kirch the right to exploit any copyrighted material contained in any such physical materials (it being understood that the sale of any such physical materials to a third party who has been licensed rights to exploit such Picture shall not constitute exploitation of the copyrighted material contained in such physical materials) after the expiration of the Exploitation Term with respect to such Picture). With respect to materials which are delivered to Kirch hereunder, title to all such materials delivered will remain with Spyglass, subject to Kirch's right hereunder. At the end of the Exploitation Term with respect to each Picture. Kirch will return all Physical Materials delivered to Kirch hereunder to Spyglass at Spyglass's expense.

12.     SUSPENSION AND WITHDRAWAL.

        12.1. SPYGLASS'S RIGHT.

        Spyglass may suspend Delivery or exploitation of any Picture or withdraw any Picture (i) if Spyglass determines that its continued exploitation might infringe the rights of others, violate any law or subject Spyglass to any liability; or (ii) due to events of Force Majeure (as defined below), provided however, that a suspension or withdrawal of a Picture by Spyglass shall not constitute a breach of this Agreement by Spyglass.

        12.2. EFFECT OF SUSPENSION.

        If any Picture is suspended pursuant to paragraph 12.1, above, and such suspension would otherwise shorten the Exploitation Term for such Picture, the Exploitation Term with respect to such suspended Picture will be extended for the length of each suspension. If any suspension lasts for more than three (3) consecutive months, either party may terminate this Agreement with respect to any suspended Picture (and only with respect to such suspended Picture), on ten
(10) days' prior written notice. In such event, to the extent that such suspension was not the result of any act or omission by Kirch, Spyglass shall reimburse Kirch for any direct, out-of-pocket costs incurred by Kirch (and not otherwise deducted as a Distribution Expense) in connection with Kirch's exercise of the Kirch Rights in the Territory for such suspended Picture, and Shall repay to Kirch a pro rata amount of the unrecouped portion of the Minimum Guarantee paid with respect to such Picture based on the remaining portion of the Exploitation Term for such Picture, the media and the country or countries for which such Picture was suspended. as provided more fully in paragraph 11.3 above, plus interest thereon at the Interest Rate.

        12.3. "FORCE MAJEURE"

        "Force Majeure" means the material interruption of or interference with the preparation, production, post-production or completion and Delivery of a Picture by reason of fire, flood, earthquake or public disaster, acts of God (including. without limitation, inclement weather), strike or other labor disturbance, war, riot, governmental action, regulation or decrees, casualties, accidents, illness or incapacity of a principal member of the cast of the Picture or the Picture's director, any failure to perform or delay by any laboratory or supplier, any delay or lack of transport,



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

any cause or occurrence beyond Spyglass's control, or other events which are customarily considered events of force majeure in the motion picture industry.

13.     DEFAULT AND TERMINATION.

        13.1. KIRCH'S DEFAULT

        Kirch will be in default if Kirch (i) becomes insolvent or fails to pay its debts when due; (ii) makes an assignment for the benefit of creditors, or seeks relief under any bankruptcy law or similar law for the protection of debtors, or suffers a bankruptcy petition to be filed against it or a receiver or trustee appointed for substantially all of its assets, and the same is not removed within thirty (30) days; (iii) breaches any material term, covenant or condition of this Agreement; (iv) any material representation or warranty made by Kirch hereunder proves to be inaccurate; or (v) attempts to make any assignment or transfer of this Agreement without first obtaining Spyglass's consent as required by paragraph 23, below. Notwithstanding anything to the contrary contained herein, a default by Kirch that is applicable to Picture shall not be deemed a default as to any other Picture, and no default hereunder by Kirch with respect to a Picture shall in any way relieve Spyglass of its obligations hereunder with respect to any other Picture; provided, however, that nothing contained herein shall obligate Spyglass to continue to deliver Pictures hereunder for which Kirch has not yet paid any portion of the Minimum Guarantee for such Picture after an event of default by Kirch.

        13.2. NOTICE TO KIRCH.

        Spyglass will give Kirch written notice of any claimed default. If the default is incapable of cure, then Kirch will be in default immediately upon receipt of Spyglass's notice. If the default is capable of cure then Kirch will have ten (10) business days after their receipt of such notice to cure any monetary default, and thirty (30) days after its receipt of such notice to commence a cure of any non-monetary default; provided, however, that a cure of any such default will not release Kirch from its indemnity obligations pursuant to paragraph 17.2, below, If the default is incapable of cure, or if Kirch fails to cure within the time provided, then subject to any restrictions set forth in paragraph 13.5, below. Spyglass may proceed against Kirch for available relief provided for under this Agreement.

        13.3. SPYGLASS'S DEFAULT

        Spyglass will be in default if (i) Spyglass becomes insolvent or fails to pay any debts to Kirch when due; (ii) Spyglass makes any assignment for the benefit of creditors, or seeks relief under bankruptcy law or similar law for the protection of debtors, or suffers a bankruptcy motion to be filed against them or a receiver or trustee is appointed for substantially all of their assets, and the same is not removed within sixty; (60) days (iii) any material representation or warranty made by Spyglass hereunder proves to be inaccurate; or (iv) Spyglass breaches any material term, covenant or condition of this Agreement.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        13.4. NOTICE TO SPYGLASS.

        Kirch will give Spyglass written notice of any claimed default. If the default is incapable of cure, then Spyglass will be in default immediately upon receipt of Kirch's notice. if the default is capable of cure, then Spyglass will have ten (10) business days after its receipt of such notice to cure any monetary default, and thirty (30) days after its receipt of such notice to commence a cure of any non-monetary default. If the default is incapable of cure, or if Spyglass fails to cure within the time provided, then Kirch may proceed against Spyglass for available relief provided for under this Agreement.

        13.5. REMEDIES

        13.5.1. A waiver by either parry of any breach of this Agreement shall not be deemed a waiver of any prior or subsequent breach hereof. No waiver shall be effective unless in writing. The exercise of any right will not be deemed a waiver of any other right or any default of the other party, except as otherwise specified in this Agreement. All remedies of either party shall be deemed cumulative and the pursuit of any one remedy shall not be deemed a waiver of any other remedy. In the event of any breach of this Agreement by Kirch (except a breach arising out of Kirch's exploitation of any Picture outside of the Territory, in any media not authorized hereunder or after the expiration of the Exploitation Term) except as expressly provided in paragraph 13.5.2, below, Spyglass's sole remedy shall be the recovery of money damages, and Spyglass shall not have the right to terminate or rescind this Agreement or to enjoin or restrain the use of or the exhibition, distribution, advertising or exploitation of any Pictures for which Kirch has paid any portion of the Minimum Guarantee applicable to such Picture. Subject to Kirch's having paid the applicable Minimum Guarantee payment, all rights granted or agreed to be granted to Kirch hereunder with respect to each Picture will be irrevocably vested in Kirch during the Exploitation Term and shall not be subject to rescission by Spyglass for any cause whatsoever.

        13.5.2. Notwithstanding anything to the contrary in paragraph 3.5.1, above, or otherwise in this Agreement, in the event that Spyglass contends that Kirch is in default hereunder as a result of Kirch's failure to pay the Minimum Guarantee (or any portion thereof) for a Picture when due (a "Kirch Funding Default"). and Kirch has not cured such alleged default within the time allowed. Spyglass shall have the following rights:

        13.5.2.1. Upon expiration of the cure with respect to the alleged Kirch Funding Default, if Kirch has not previously paid the amounts which Spyglass claims are due, Spyglass may submit such dispute to binding arbitration in accordance with the provisions of paragraph 25.4, below. If the arbitrator determines that Kirch has in fact committed a Kirch Funding Default and, within ten (10) business days after the issuance of the arbitrator's final award, Kirch has paid the amount specified in the arbitrator's award as being due and owing, plus interest thereon at the Interest Rate with such interest accruing from the date which such amount should have originally been paid, then Kirch shall be deemed to have satisfied its obligations to Spyglass with respect to the payment of such amounts and Spyglass shall have no further remedies against Kirch with respect to such Kirch Funding Default, provided, however, that such Kirch Funding Default shall continue to count as the first Kirch Funding Default for purposes of paragraph 13.5.2.2, below). If and only if, Kirch did not provide Spyglass with a written notification as to the



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

basis upon which Kirch disputes Spyglass's contention that a payment is due prior to the end of the cure period with respect to the alleged Kirch Funding Default, (ii) the arbitrator determines that Kirch has in not committed a Kirch Funding Default and, (iii) within ten (10) business days after the issuance of the arbitrator's final award, Kirch has not paid the amount specified in the arbitrator's award as being due and owing, plus interest thereon at the Interest Rate with such interest accruing from the date which such amount should have originally been paid, then, in addition to any other relief accorded to Spyglass pursuant to such arbitration award, Spyglass shall have the right to terminate this Agreement with respect to all Pictures for which Kirch has not paid the full amount of the Minimum Guarantee as of the date of Spyglass's termination notice, with such termination becoming effectively immediately upon Kirch's receipt of Spyglass's termination notice, in which event, Spyglass shall have no further obligation to Deliver any Pictures hereunder for which Kirch has not paid the full amount of the Minimum Guarantee as of the date of Spyglass's termination notice. In such event (A) Kirch shall be relieved from any further obligations pursuant to this Agreement with respect to all Pictures for which it has not paid the full amount of the Minimum Guarantee as of the date of Spyglass's termination notice, and (B) all rights granted to Kirch hereunder with respect to such Pictures shall automatically revert to Spyglass and Kirch shall have further right to exploit such Pictures or any of the Kirch Rights with respect to such Pictures, it being understood that Spyglass's rights pursuant to this paragraph 13.5.2.1 shall apply only to Pictures for which Kirch has not paid the full amount of the Minimum Guarantee. With respect to Pictures for which Kirch has paid a portion but not all of the Minimum Guarantee, in the event Spyglass terminates this Agreement with respect to any such Picture, concurrently therewith, Spyglass shall refund to Kirch the portion of the Minimum Guarantee previously paid by Kirch with respect to such Picture.

        13.5.2.2. If pursuant to an arbitration conducted pursuant to paragraph
25.4 below, Kirch is determined to have committed a second Kirch Funding Default, or if, with respect to a second alleged Kirch Funding Default, Kirch has not provided Spyglass with a written notification as to the basis upon which Kirch disputes Spyglass's contention that a payment is due prior to the end of the cure period with respect to the second alleged Kirch Funding Default, then at any time during the ninety (90) day period immediately following the issuance of a final arbitration award with respect to the second Kirch Funding Default (or following the end of the applicable cure period if Kirch has not provided the written notification referred to above), Spyglass may terminate this Agreement with respect to all Pictures for which Kirch has not paid the full amount of the Minimum Guarantee as of the date of Spyglass's termination notice, with such termination becoming effective immediately upon Kirch's receipt of Spyglass's termination notice, in which event Spyglass shall have enough further obligation to Deliver any Pictures hereunder for which Kirch has no paid the full amount of the Minimum Guarantee as of the date of Spyglass's termination notice. In such event, 9i) Kirch shall be relieved form any further obligations pursuant to this Agreement with respect to all Pictures for which it has not paid the full amount of the minimum Guarantee as of the date of Spyglass's termination notice; and (ii) all rights granted to Kirch hereunder with respect to such Pictures shall automatically revert to Spyglass and Kirch shall have no further right to exploit such Pictures or any of the Kirch Rights with respect to such Pictures, it being understood that Spyglass's rights pursuant to this paragraph 13.5.2.2 shall apply only to Pictures for which Kirch has not paid the full amount of the Minimum Guarantee. With respect to Pictures for which Kirch has paid a portion but not all of the Minimum Guarantee, in the event Spyglass terminates this Agreement with respect o any such Picture, concurrently therewith,



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Spyglass shall refund to Kirch the portion of the Minimum Guarantee previously paid by Kirch with respect to such Picture.

        13.5.3. In addition to any other rights or remedies accorded to Kirch hereunder, at law, in equity or otherwise, if during the Exploitation Term for any Picture, Kirch is required to pay any Residuals with respect to such Picture, promptly upon Spyglass's receipt of written notice from Kirch that Kirch has paid such Residuals, Spyglass shall fully reimburse Kirch for such Residual payment. If Spyglass has not reimbursed Kirch for such Residual payment within thirty (30) days after Spyglass's receipt of Kirch's notice, Kirch shall be entitled to deduct the amount of such Residual payment, plus interest thereon at the Interest Rate (with such interest accruing from the date Kirch made the Residual payment), from any further payments which would otherwise be due to Spyglass hereunder, including, without limitation, payment of Kirch's Minimum Guarantee with respect to any Picture.

        13.5.4. Notwithstanding anything to the contrary contained herein, Kirch acknowledges that, with respect to Minimum Guarantee payments which have been pledged by Spyglass to a production lender and with respect to which Kirch has entered in an interparty agreement or notice of assignment, Kirch may not exercise any offset rights accorded to Kirch pursuant to this Agreement with respect to any such Minimum Guarantee payments for so long as Spyglass's indebtedness to such lender is outstanding.

14.     ADDITIONAL TERMINATION RIGHTS

        14.1. KEY MAN PROVISION.

        If at any time prior to the ***of the *** hereunder (of, if Kirch exercises its option pursuant to paragraph 2.2, above, prior to the *** of the***), Barber ceases to be involved with Spyglass and its Affiliated Companies (collectively "Spyglass") on a basis consistent with his current and prior involvement (other than by virtue of his death) Kirch shall have the right to terminate this Agreement with respect to all Pictures which do not have Commencement Dates prior to the date Barber ceases to be involved with Spyglass as set forth herein. Kirch shall have a period of *** (***) *** after its receipt of written notice from Spyglass that Barber has ceased to be involved with Spyglass within which to notify Spyglass if Kirch will terminate the Agreement as to such future Pictures. if Kirch does not notify Spyglass of its intention within such *** (***) ***period, Kirch shall be deemed to have elected not to terminate this Agreement. If Spyglass does not give Kirch the notice specified above within *** (***) *** after the date Barber ceases to be involved with Spyglass, Kirch shall have the right to terminate this Agreement as to such future Pictures at any time after it receives actual knowledge that Barber has ceased to be involved with Spyglass as set forth herein. If Kirch elects to terminate this Agreement as to such future Pictures as provided herein, Spyglass shall be relieved from any further obligation to deliver any Motion Pictures hereunder which do not have a Commencement Date prior to the date of such termination, and Kirch shall be relieved form any further obligation to make any payment hereunder with respect to any Motion Picture which have a Commencement Date after the date of such termination. If Kirch elects (or is deemed to have elected) to continue this Agreement, the parties' rights and obligation shall remain the same as they were prior to Barber ceasing to be involved with Spyglass.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        14.2. MINIMUM THEATRICAL RELEASE REQUIREMENTS.

        If, with respect to any Picture for which Kirch has paid the Minimum Guarantee (except for Additional Pictures with a ***or *** below the ***), such Picture is not theatrically released (i) in *** (utilizing no less than *** (***) prints in ***(***) key cities with respect to Pictures with a Final Budget of *** ($***)n or more or utilizing not less than *** (***) prints in *** (***) key cities with respect to Pictures with a Final Budget of less than *** ($***)), (ii) in *** (utilizing not less than *** (***) prints in *** (***) key cities), and (iii) (A) in the *** by *** on at least*** (***) screens not later than *** (***) *** after the date of Delivery of the Essential Delivery Elements for such Picture to Kirch, or (B) if the Picture is theatrically released in the *** by a *** not later than *** (***) *** after the date of Delivery of the Essential Delivery Elements for such Picture to Kirch but on fewer than *** (***) screens, (1) if the Picture is theatrically released by a major motion picture distributor utilizing not less than the number of prints indicated in each of the *** (with no minimum print requirement), *** (utilizing not less than *** (***) prints), and *** (with no minimum print requirement), within *** (***) *** after the date of Delivery of the Essential Delivery Elements for such Picture to Kirch, (2) Spyglass has received payment of a minimum guarantee from a major motion picture distributor in ***for *** language distribution rights (exclusive of ***) to the Picture in an amount equal to not less than *** percent (***%) of the Production Cost of the Picture, or (3) any combination of the alternatives set forth in subclauses (1) and (2) of this sentence, then, in addition to any other rights accorded to Kirch hereunder, within *** (***) *** after Spyglass's failure to satisfy the provisions of any of clauses (i), (ii) or (iii), above, the parties shall negotiate in good faith a reduction of the Minimum Guarantee for such Picture; provided, however, that if the parties are unable to agree as to such a reduction either party may elect to submit the determination of such reduction to arbitration in accordance with the provisions of paragraph 25.4, below. In connection with the foregoing, until such time as Kirch and Spyglass have reached an agreement as to the amount of the negotiated reduction in the Minimum Guarantee with respect to such Picture, and Spyglass has actually paid such amount to Kirch, notwithstanding anything to the contrary contained herein, Kirch shall be entitled to withhold from all payments due to Spyglass an amount equal to ***percent (***%) of the Minimum Guarantee paid with respect to such Picture. The theatrical release requirements set forth in this paragraph 14.2 are collectively referred to herein as the "Minimum Theatrical Release Requirements."

15.     SPYGLASS'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

        Spyglass represents, warrants and covenants to Kirch that:

        15.1. Spyglass is an entity in good standing duly qualified to transact business in the State of Delaware and all places where such qualifications is required or in which the failure to so qualify could have a material adverse effect on Spyglass's business or Spyglass's ability to perform its obligations under this Agreement. The parties signing this Agreement on behalf of Spyglass have full authority to enter into this Agreement on behalf of Spyglass.

        15.2. Spyglass controls, and will have the right to grant to or vest in Kirch, the Kirch Rights with respect to each Picture (provided, however, that, with respect to each Picture (provided, however, that, with respect to Additional Pictures for which Spyglass or one of its



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

Affiliated Companies does not own or control all of the Kirch Rights, Spyglass represents and warrants only that it will control, and will have the right to grant to or vest in Kirch, only those of the Kirch Rights which it purports to own or control).

        15.3. Except with respect only to one (1) Motion Picture which has a Commencement Date prior to the Commencement Date of the seventh Picture hereunder (or, if Kirch exercises its options pursuant to paragraph 2.2, above, prior to the Commencement Date of the twelfth Picture hereunder), Spyglass or one of its Affiliated Companies shall own or control the Kirch Rights with respect to all Motion Pictures produced or co-produced by Spyglass or any of its Affiliated Companies. In that regard, with respect to each Motion Picture to be produced or co-produced by Spyglass or any of its Affiliated Companies prior to the Commencement Date of the seventh Picture hereunder (or, if Kirch exercises its option pursuant to paragraph 2.2., above, prior to the Commencement Date of the twelfth Picture hereunder), Spyglass agrees to use its best efforts to acquire (or to cause its Affiliated Company to acquire) rights in and to such Motion Picture equivalent to the Kirch Rights.

        15.4. All of the following will have been paid or discharged prior to Delivery of the Essential Delivery Elements for each Picture hereunder, or will otherwise be paid or discharged when due:

        15.4.1. all contractual amounts due and owing by Spyglass to owners of copyrights in literary, dramatic or musical rights and other property or rights in or to all stories, plays, scripts, scenarios, themes, incidents, plots, characters, dialogue, music, words and other material of any nature whatsoever appearing, used or recorded in such Picture;

        15.4.2. all contractual or statutory amounts due and owing by Spyglass to owners of inventions and patent rights with respect to the recording of any and all dialogue, music and other sound effects recorded in such Picture, and with respect to the use of all equipment, apparatus, appliances and other materials used in photographing, recording or manufacturing such Picture;

        15.4.3. all contractual and statutory amounts due and owing by Spyglass with respect to the use, distribution, performance, exhibition and exploitation of such Picture, and any music contained therein, throughout the Territory (except for (i) royalties, residuals, supplemental market, deferment, contingent compensation and similar payments (subject to the provisions of clause (ii) of this paragraph 15.4.3), which Spyglass will promptly pay (or cause to be paid) when due, (ii) contingent compensation obligations to the extent allocable to Kirch pursuant to paragraph 6.4., above, which payments shall be Kirch's responsibility and (iii) music performance fees which, subject to the provisions of paragraph 15.11, below, shall be Kirch's responsibility);

        15.4.4. all costs of producing and completing such Picture.

        15.5. The main and end titles of each Picture will contain all necessary and proper credits for the actors, directors, writers and all other persons appearing in or connected with the production of such Picture who are entitled to receive credit in connection therewith.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        15.6. Subject to the exceptions set forth in paragraph 16.3, below, and the liens referenced in last sentence of paragraph 8, above, there are not, and will not be, outstanding at any time during the Exploitation Term with respect to each Picture any liens, claims, charges, encumbrances, restrictions, agreements, commitments or arrangements whatsoever with any person or entity, or any obligation (past, present or future), or any breach of any contract, license or agreement, which will materially interfere with, impair, abrogate or adversely affect any rights granted to Kirch pursuant to this Agreement. Except to the extent expressly provided herein, and except as may be required by any law, rule or act of any governmental authority in any country in the Territory, there are not, and will not be, any payments of any kind required to be made by Kirch with respect to, or as a result of, any use of the Pictures pursuant to the rights and licenses granted to Kirch hereunder.

        15.7. No Picture, nor any part thereof, nor any materials contained therein or synchronized therewith, nor the title thereof, nor the exercise of any right, license or privilege granted herein, will violate or infringe any trademark, trade name, contract, agreement, copyright (whether common law or statutory), patent, literary, artistic, dramatic, personal, private, civil, property or privacy right or "moral rights of authors" or any other right of, nor will it slander or libel, any person or entity.

        15.8. None of the Pictures shall contain any advertising matter for which compensation has been or will be received by Spyglass or, to Spyglass's knowledge, by any other person or entity (except with respect to Product placements, for which no such notice shall be required).

        15.9. Prior to that time the Essential Delivery Elements for a Picture are delivered to Kirch, such Picture shall not have been released, distributed or exhibited theatrically, non-theatrically, by means of television or by any other medium in Germany.

        15.10. Spyglass has not sold, assigned, transferred or conveyed, and will not sell, assign, transfer or convey, to any party, any right, title or interest in or to the Pictures or any part thereof, or in or to the dramatic or literary material upon which any of the Pictures are based, which sale, assignment, transfer or conveyance would be adverse to the rights granted to Kirch hereunder.

        15.11. The performing rights to all musical compositions contained in the Pictures shall be:

        15.11.1. controlled by the American Society of composers, Authors and Publishers, Broadcast Music, Inc. or similar organizations in other countries, or their affiliates (including, without limitation GEMA, SUISA, SACL etc);

        15.11.2. in the public domain in the Territory; or

        15.11.3. controlled by Spyglass to the extent required for the purposes of this Agreement and Spyglass shall similarly control or have licenses for any necessary synchronization and recording rights.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        15.12. Neither Spyglass nor any of its Affiliated Companies has entered into any Agreement with any contractual restrictions which would prevent Kirch from exploiting the Kirch Rights and, except with respect to Kirch's share of any Gross Participations payable hereunder, there are not, and will not be, any payments (out of any part of any revenues from the distribution or exploitation of the Pictures or otherwise) which must be made by Kirch (other than obtaining appropriate music performance licenses from the applicable performing rights societies, and any costs associated with the dubbed or subtitled version of any Picture which is prepared by Kirch) to any actors, musicians, directors, writers or other persons who participated in the Pictures, or to any union, guild or other labor organization for any right to exhibit the Pictures or as compensation in connection with such exhibition or for any other use of the Pictures or any other use of the rights granted hereunder. Any and all such payments shall be the sole responsibility of and shall be by Spyglass.

        15.13. The copyright in each Picture, and the literary, dramatic and musical material upon which each Picture is based or which is contained in a Picture, will be valid and subsisting throughout the Territory for the duration of such copyright, and no pan of any thereof is in the public domain.

        15.14. Notwithstanding anything to the contrary contained herein, during the Exploitation Term for a Picture, Spyglass may not exploit or authorize the exploitation (including, without limitation, Television and Videogram exploitation from outside the Territory with the intention to exploit within the Territory, but excluding Ship and Airline Rights) of any Picture in any manner which would infringe upon any of the Kirch Rights.

16.     KIRCH'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

        Kirch represents, warrants and covenants to Spyglass that:

        16.1. Kirch is an entity in good standing duly qualified to transact business in all places where Kirch transacts business. The parties signing this Agreement on behalf of Kirch have full authority to enter into this Agreement on behalf of Kirch.

        16.2. Kirch has full authority to enter into and completely perform this agreement. Kirch has not, and will not undertake any action which might impair Spyglass's rights under this Agreement. There are no existing or threatened claims or litigation which would adversely affect or impair Kirch's ability to completely perform under this Agreement.

        16.3. Kirch will honor all restrictions and requirements with respect to the exercise of the Kirch Rights or any other rights granted in this Agreement as such restrictions and requirements may be duly given to Kirch by Spyglass in conformity with this Agreement, provided, however, that Spyglass may not agree to any restrictions which would materially reduce or interfere with Kirch's ability to exploit any of the Kirch Rights in the Territory. In that regard, Kirch agrees that the following shall not constitute restrictions which would materially reduce or interfere with Kirch's ability to exploit any of the Kirch Rights in the Territory (but only to the extent that Kirch receives prior written notice from Spyglass as to any such restrictions): (i) customary advertising restrictions, (ii) affording a prominent director the right to supervise the creation of dubbed or



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

subtitled versions of a Picture, provided, however, that, such director's unavailability to supervise the creation of a dubbed or subtitled version of a Picture cannot prevent Kirch from preparing any such version), and (iii) affording principal cast members the first right to dub such cast member's voice in connection with a dubbed version of a Picture (provided that such cast member is fluent in the language into which the Picture will be dubbed) or the right to consult with the Picture's distributors as to the Picture's theatrical release pattern (provided, however, that (A) Kirch's decisions shall be final with respect to the Picture's theatrical release, and (B) Spyglass shall promptly reimburse Kirch for any costs incurred by Kirch in complying with any such requirements). Notwithstanding anything to the contrary contained herein, Kirch may not exploit or authorize the exploitation (including, without limitation, Television and Videogram exploitation from inside the Territory with the intention to exploit outside the Territory) of any Picture in any manner which would impinge upon any of the Spyglass Rights. Except as may be otherwise agreed between the parties, Kirch will not exploit any Spyglass Rights in the Pictures or any other rights not officially licensed to Kirch in this Agreement, nor will Kirch exploit any Picture outside the Territory, after the applicable Exploitation Term, in any language not authorized hereunder. In connection with the New Media Rights granted hereunder, Kirch may exploit the New Media Rights with respect to a Picture only to the extent that such Picture, as exhibited using such means of expression, can be viewed by the general public solely within the German Territories.

17.     INDEMNITIES.

        17.1. Spyglass's Indemnities.

        17.1.1. Spyglass will defend, indemnify and hold harmless Kirch (including its officers, directors, partners, owners, shareholders, employees and agents) against any and all third party claims and expenses (including, without limitation, reasonable attorneys' fees) and liabilities due to Spyglass's breach of any of its obligations, representations or warranties set forth in this Agreement or with respect to any third party's failure to pay or discharge any of the following Prior to Delivery of the Essential Delivery Elements for each Picture hereunder, or otherwise when due:

        17.1.1.1. all contractual amounts due and owing to owners of copyrights in literary, dramatic or musical rights and other property or rights in or to all stories, plays, scripts, scenarios, themes, incidents, plots, characters, dialogue, music, words and other material of any nature whatsoever appearing, used or recorded in such Picture:

        17.1.1.2. all contractual or statutory amounts due and owing to owners of inventions and patent rights with respect to the recording of any and all dialogue, music and other sound effects recorded in such Picture, and with respect to the use of all equipment, apparatus, appliances and other materials used in photographing, recording or manufacturing such Picture;

        17.1.1.3. all contractual and statutory amounts due and owing with respect to the use, distribution, performance, exhibition and exploitation of such Picture, and any music contained herein, throughout the Territory (except for (i) royalties, residuals, supplemental market, deferment, contingent compensation and similar payments (subject to the provisions of clause 60 of this paragraph 15.4.3, which Spyglass will promptly pay (or cause to be paid) when due,



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

(ii) contingent compensation obligations to the extent allocable to Kirch pursuant to paragraph 6.4, above, which payments shall be Kirch's responsibility and (iii) music performance fees which, subject to the provisions of paragraph 15.11, above, shall be Kirch's responsibility);

        17.1.1.4. all costs of producing and completing such Picture.

        17.1.2. Spyglass will remain responsible for honoring Spyglass's indemnities despite any assignment pursuant to paragraph 23, below.

        17.2. KIRCH'S INDEMNITIES.

        Kirch will defend, indemnify and hold harmless Spyglass (including its officers, directors, partners, owners, shareholders, employees and agents) against any and all third party claims and expenses (including, without limitation, reasonable attorneys' fees) and liabilities due to Kirch's failure to comply with any restriction on the exercise of any rights granted to it or for breach of any of Kirch's obligations, representations or warranties set forth in this Agreement. Kirch will remain responsible for honoring Kirch's indemnities despite any assignment pursuant to paragraph 23, below.

        17.3. NOTIFICATION, CONTROL OF DEFENSE.

        Each party agrees that, upon receipt or presentation of any claim or notification of the institution of any third party action with respect to which indemnification might be required hereunder, such party will promptly notify the other party in writing thereof with respect to any such indemnification, the indemnity shall have the right to control the course and conduct of such defense. Any such indemnitee shall have the right, in its discretion and at its sole expense, to retain independent counsel and to participate in any such defense; provided, however, that, in no event shall the indemnitee have a right to settle the applicable dispute without the indemnitor's prior written consent (unless the indemnitee first waives its claims for indemnification hereunder by the indemnity).

18.     INSURANCE COVERAGE.

        Spyglass shall cause Kirch and Kirch's theatrical subdistributors to be named as additional insureds with respect to each Picture under the errors and omissions insurance policy for such Picture, with such coverage continuing for a period of three (3) years from the date Spyglass initially tenders Delivery of such Picture hereunder (provided, however, that, prior to the expiration of the initial term of the policy, Spyglass shall renew the policy to extend the term until three (3) years after Delivery of such Picture hereunder), and shall provide for written notice to Kirch of any cancellation of or material change in such insurance coverage which written notice shall be given to Kirch not less than ten (10) days prior to such cancellation of or material change in such insurance coverage. Such insurance shall provide for coverage in an amount not less than ***Dollars ($***) for any one (1) claim and *** Dollars ($***) in the aggregate for all claims and shall have a deductible of no greater than (i) *** Dollars ($***) in the aggregate and *** Dollars ($***) per claim, or (ii) such amount as is approved by Chase Manhattan Bank as the deductible. Spyglass shall cause its carrier to assume primary responsibility notwithstanding that Kirch may also have its own



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

insurance coverage. All insurance coverage required pursuant to this paragraph shall be at Spyglass's sole cost and expense.

19.     CONSULTATION RIGHTS: PREMIERES.

        19.1. Spyglass shall consult with Kirch's designated representative on a regular basis (but in no event less frequently than quarterly) with respect to the status of all projects Spyglass has in development, with the intent of allowing Kirch to determine in advance which of such projects may become Pictures licensed hereunder. In addition Spyglass shall use its good faith efforts to inform Kirch about any project Spyglass intends to acquire or start principal photograph 7.1., above; provided, however, that Spyglass's inadvertent failure to so notify Kirch shall not constitute a breach of this Agreement.

        19.2. With respect to any Motion Picture produced by Spyglass or any of its Affiliated Companies which the parties believe may become a Picture licensed hereunder, Spyglass shall use its reasonable efforts to arrange for Kirch's representatives to attend at least one (1) screening of such Motion Picture (to the extent that such screening has been otherwise scheduled, it being understood that Spyglass would not have to schedule a screening for the purpose of allowing Kirch" representatives to attend at which individuals other than or in addition to the Motion Picture" production personnel, representatives of Spyglass or the Motion Picture's United States distributor are invited to attend.

        19.3. With respect to each Picture, Spyglass shall use its reasonable efforts to invite five (5) of Kirch's principal executives and up to twelve (12) guests designated by Kirch to all premieres in Italy and Spain, and all major film festivals in Europe at which the Picture will be screened (including, without limitation, the Cannes Film Festival). In that regard, Spyglass will use reasonable efforts to provide Kirch with tickets for Kirch's principal executives and guests to attend all such screenings.

20.     DISTRIBUTION.

        20.1. As between Spyglass and Kirch, but subject to the provisions of paragraph 23, below, Kirch shall have complete authority to distribute each Picture and license the exhibition thereof throughout the Territory in accordance with such sales methods, policies and terms as it may, in its good faith discretion, determine. Kirch shall have the broadest possible latitude in the distribution of each Picture, and the exercise of its judgment in good faith in all matters pertaining thereto shall be final. Kirch has not made any express or implied representation, warranty, guarantee or agreement as to the amount of proceeds which will be derived from the distribution of the Picture, or has Kirch made any express or implied representation, warranty, guarantee or agreement that there will be any sums payable to Spyglass hereunder, or that the Picture will be favorably received by exhibitors or by the public, or will be distributed continuously. In no event shall Kirch incur any liability based upon any claim that Kirch has failed to realize receipts or revenue which should or could have been realized. Upon Spyglass's request, Kirch will consult with Spyglass, meaningfully and in good faith, as to Kirch's theatrical and home video distribution plans and release campaign with respect to any Picture; provided, however, that in the event of any dispute between Kirch and Spyglass, Kirch's decision shall be final.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        20.2. Kirch may distribute each Picture either itself or with respect to Theatrical and Home Video distribution of the Pictures, through an Affiliated Company, through a Major Studio, through a pre-approved subdistributor listed in Schedule "D" hereto, or through any other subdistributors approved by Spyglass, which approval shall be made in good faith, not to be unreasonably withheld and which may not frustrate or impede Kirch's right to distribute a Picture.

        20.3. Nothing contained herein shall be construed as a representation or warranty by Kirch that it now has or will hereafter have or control any theatres or agencies in the Territory or elsewhere.

21.     WITHHOLDING TAX.

        Spyglass acknowledges that the monies payable to Spyglass under this Agreement are subject to taxation in compliance with the statutory regulations of the Federal Republic of Germany. Kirch is therefore obliged to withhold taxes, as provided by law, from the monies payable to Spyglass hereunder (including, without limitation the Minimum Guarantee) and to pay such taxes to the appropriate governmental authority. The amount of the applicable withholding tax is determined by applicable German law. Due to the double taxation convention between the United States and the Federal Republic of Germany (the "Tax Treaty"), Spyglass is entitled to file an application for a certificate of tax exemption (an "Exemption Certificate") from the withholding tax in the full amount or in the amount acceptable according to the double taxation convention at the competent Tax Office of the Federal Republic of Germany (the "Tax Authority"). Kirch undertakes to send Spyglass the necessary application form or forms and Spyglass agrees to execute and return such form or forms as expeditiously as practicable. Spyglass will provide Kirch with information documents as soon as practicable if those documents are required by the Tax Authority to ensure that all liabilities and payments made under this Agreement qualify under the Tax Treaty. If the Exemption Certificate is issued, the monies payable to Spyglass shall be paid without any deduction for taxes, as and to the extent so provided in the Exemption Certificate.

22.     FURTHER DOCUMENTS.

        Each party hereto shall execute and deliver to the other party an other documents consistent herewith the requesting party considers reasonably necessary or desirable to evidence, effectuate or confirm this Agreement, or any of the terms and conditions hereof, including, without limitation, (i) any and all documents which Kirch deems reasonably necessary to allow it to exploit the Kirch Rights in the Territory, and (ii) any and all documents which Spyglass deems reasonably necessary to evidence the termination or expiration of the Kirch Rights to any Picture after the end of the Exploitation Term for such Picture.

23.     ASSIGNMENT.

        23.1. KIRCH'S LIMITATIONS.

        Kirch may assign or transfer any of its rights hereunder (i) to a financially responsible company which acquires all or substantially all of Kirch's assets, (ii) to any Affiliated Company; (iii) as otherwise permitted hereunder or (iv) in connection with an assignment or grant of a security interest to a bank or other lender as security for a loan to Kirch; provided, however that Kirch shall



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

remain primarily liable hereunder. Nothing in this paragraph shall be deemed to prohibit Kirch from exploiting any of the Kirch Rights through a subdistributor in accordance with ( and subject to the restrictions set forth in) the provisions of paragraph 20.2, above.

        23.2. SPYGLASS'S RIGHTS.

        Spyglass may assign, transfer or sublicense any of its rights under this Agreement, including, without limitation, an assignment or grant of security interest to a bank or other lender as security for a loan to Spyglass, but no such assignment, transfer or sublicense will relieve Spyglass of its obligations under this Agreement, unless to a financially responsible company which acquires all or substantially all of Spyglass's assets.

24.     NOTICES AND PAYMENTS

        All notices which either party shall be required to give hereunder shall be in writing and shall be served by telegraph, cable, telex, facsimile, overnight courier (such as Federal Express or D.H.L.) or personal delivery. Service of any notice or delivery or any payment, statement or other paper upon either party shall be deemed complete if and when the same is personally delivered to such party, or upon receipt by such party of a telegram, cable, telex, courier package or facsimile. Any party's inadvertent failure to provide the courtesy copies referred to below shall not constitute a breach of this Agreement. Until further notice, the addresses and facsimile numbers of the parties for any notice shall be:

          SPYGLASS:

          Spyglass Entertainment Group, L.P.
          500 South Buena Vista Street
          Animation Building 3F4
          Burbank, California  91521-1855
          Attention:  Co-Chairman
          Fax No.: ___________________

          with a copy to:

          Spyglass Entertainment Group, L.P.
          500 South Buena Vista Street
          Animation Building 3F4
          Burbank, California  91521-1855
          Attention:  Legal and Business Affairs
          Fax No.: ___________________



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

          KIRCH:

          Kirch Media GmbH & Co. KgaA
          Robert-Buerkle-Strasse 2
          D-85737 Ismaning
          Germany
          Attention:  Mr. Herbert Schroder
          Fax No.:  +49-89-9956-2123

          with a copy to:

          International Television Trading Corp.
          400 East 58th Street
          New York, NY
          USA
          Attention:  Mr. Wolfgang Hahn
          Fax No.:  +1-212-308-9784

                  and

          Gipson Hoffman & Pancione
          Zeppelinstrasse 28
          CH-8057 Zurich
          Switzerland
          Attention:  Markus Barmettler, Esq.
          Fax No.:  +41-1-364-2713

25.     MISCELLANEOUS PROVISIONS.

        25.1. The titles of the paragraphs of this Agreement are for convenience only and shall not in any way affect the interpretation of this Agreement.

        25.2. Due to the well developed body of law in California with respect to the subject matter of this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and fully performed therein.

        25.3. In the event of any dispute arising under or related to this Agreement, the prevailing party shall be entitled to recover its attorneys' fees and costs incurred therein.

        25.4. In the event of a dispute which the parties are entitled to submit to arbitration pursuant to either paragraph 6.4.3 or paragraph 14.2, above, such dispute shall be settled by binding arbitration in Los Angeles, California in accordance with the rules of the American Arbitration Association, and the judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Nothing contained herein shall prevent any party from seeking and obtaining equitable relief, including, without limitation, prohibitory or mandatory



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

injunctions, specific performance, or extraordinary writs, to the extent otherwise permitted hereunder.

        25.5. Nothing contained herein shall in any way be construed to interpret this agreement as creating a partnership, joint venture or employment relationship between the parties hereto. Each party is acting independently hereunder and shall independently discharge all obligations imposed on it by any applicable federal, state or local law, regulation or order now or hereafter in force or affect.

        25.6. This Agreement and the other agreements entered into in connection herewith contain the entire understanding of the parties relating to the subject matter hereof and supersedes any prior understanding of the parties. Each party acknowledges that no representation or agreement not expressly contained in this Agreement or in any of the other agreements entered into in connection herewith has been made to the other party or any of such parties' agents, employees or representatives. This Agreement may not be modified or amended except in writing signed by each party hereto.

        25.7. Neither party hereto will disclose to any third party (other than Kirch's and Spyglass's respective directors, officers, shareholders, employees, attorneys and accountants acting in their capacity as such) any information with respect to the financial terms of this agreement, except (i) to the extent necessary to comply with applicable law or a valid court order (in which event the party required to make such disclosure will so notify the other party and will seek confidential treatment of the information to be disclosed), (ii) as part of a party's normal reporting or review procedures to its parent company, its auditors or its attorneys (provided, however, that such parent company, auditors or attorneys, as applicable, shall be bound by the confidentiality provisions of this paragraph), (iii) to the extent necessary to enforce a party's rights or remedies under this Agreement, (iv) to a party's primary lenders or financiers, or to a lender providing funding in connection with any Picture (provided, however, that, upon request from the other party, the party making such disclosure shall obtain a confidentiality agreement from such lenders or financiers), (v) to any actual or potential investors (provided, however, that, in the event of a public offering, the party wishing to disclose this Agreement shall use its good faith efforts to keep this agreement confidential) or (vi) to any subdistributor in Italy and Spain.

        IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first written above.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                       "Spyglass"

                                       SPYGLASS ENTERTAINMENT GROUP, L.P.


                                       By:  Astra Entertainment Group, LLC
                                       Its:  General Partner

                                       By  /S/
                                          -------------------------------------
                                       Its
                                          -------------------------------------


                                       "Kirch"

                                       KIRCH MEDIA GMBH & CO. KGAA

                                       By  /S/
                                          -------------------------------------
                                       Its
                                          -------------------------------------



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  SCHEDULE "A"

                                   DEFINITIONS

1.      CINEMATIC DEFINITIONS.

        1.1. "CINEMATIC" means all forms of Theatrical, Non-Theatrical and Public Video exploitation of a Motion Picture.

        1.2. "THEATRICAL" means exploitation of a Motion Picture Copy for direct exhibition in conventional or drive-in theaters, licensed as such in the place where the exhibition occurs, which are open to the general public on a regularly scheduled basis and which charge an admission fee to view the Motion Picture.

        1.3. "NON-THEATRICAL" means exploitation of a Motion Picture Copy for direct exhibition before an audience by and at the facilities of either organizations not primarily engaged in the business of exhibiting Motion Picture, such as in educational organizations, churches, restaurants, bars, clubs, trains, libraries, Red Cross facilities, oil rigs and oil fields, or by and at the facilities of governmental bodies such as in embassies, military bases, military vessels, and other governmental facilities flying the flag of any country in the licensed Territory, by means of any media now known or hereafter developed, including, without limitation, film, Videogram, closed circuit television and satellite transmission. By way of clarification, but not limitation, Non-Theatrical does not include Commercial Video, Public Video, Airline, Ship or Hotel exploitation.

        1.4. "PUBLIC VIDEO" means exploitation of a Motion Picture Copy embodied in a Videogram for direct exhibition before an audience in a "mini-theater," an "MTV theater" or like establishment which charges an admission to use the viewing facility or to view the Videogram and which is not licensed as a traditional motion picture theater in the place where the viewing occurs.

2.      VIDEO DEFINITIONS.

        2.1. "VIDEO" means all forms of Home Video and Commercial Video exploitation of a Motion Picture.

        2.2. "HOME VIDEO" means the exploitation of a Motion Picture Copy embodied in a Videogram which is rented or sold to the viewer for viewing the embodied Motion Picture in private living accommodations where no admission fee is charged with respect to such viewing. Home Video does not include the public performance, diffusion, exhibition or broadcast of the Videogram.

        2.3. "COMMERCIAL VIDEO" means the exploitation of a Motion Picture Copy embodied in a Videogram for direct exhibition before an audience by and at the facilities of either organizations not primarily engaged in the business of exhibiting Motion Pictures, such as in educational organizations, churches, restaurants, bars, clubs, trains, libraries, Red Cross facilities, oil rigs and oil fields, or by and the facilities flying the flag of the licensed Territory, but only to the extent that such exploitation is not otherwise utilized in the Territory as a form of Non-Theatrical



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

exploitation. By way of clarification but not limitation, Commercial Video does not include Non-Theatrical, Public Video, Airline, Ship or Hotel exploitation.

3.      ANCILLARY DEFINITIONS.

        3.1. "AIRLINE" means exploitation of a Motion Picture Copy for direct exhibition in airplanes, wherever located, which are operated by an airline flying the flag of any country in the licensed territory for which Airline Rights are granted, but excluding airlines which are customarily licensed from a location outside the licensed Territory or which are only serviced in but do not fly the flag of a country in the licensed Territory.

        3.2. "SHIP" means exploitation of a Motion Picture Copy for direct exhibition in ocean-going vessels, wherever located, which are operated by a shipping line flying the flag of any country in the licensed Territory for which Ship Rights are granted, but excluding shipping lines which are customarily licensed from a location outside the Territory or which are only serviced in but do not fly the flag of a country in the licensed Territory.

        3.3. "HOTEL" means the exploitation of a Motion Picture Copy for direct exhibition in temporary or permanent living accommodations such as hotels, motels, apartment complexes, co-operatives or condominium projects by means of closed-circuit television systems where the telecast originates within or in the immediate vicinity of such living accommodations.

        3.4. "INTERACTIVE" means the exploitation of copyrights, trademarks, or other rights with respect to a Motion Picture (but excluding exploitation of the linear version of the complete Motion Picture (regardless of whether such complete version is the version initially released to the general public or an edited version of the version initially released to the general public)) by means of CD/ROM, CD-I, dedicated video game platform (such as Sega Genesis, Nintendo, 3DO, etc.) or any other similar device or format where the user or viewer is given interactive control over the images displayed on-screen (whether by means of manipulating such images or selecting the order in which such images appear) or is otherwise given control over the content of the on-screen display generated by such device.

        3.5. "INTERNET" means the exploitation of the linear version of a complete Motion Picture by means of the system of interconnected computers commonly known as the Internet or by means of any similar interconnected communications network which, by its nature, would permit the general public without regard to geographic or territorial limitations to view such Motion Picture, whether for free or a fee.

        3.6. "MERCHANDISING" means the exploitation of copyrights, trademarks or other rights with respect to a Motion Picture in connection with products, goods or services other than the Motion Picture itself, and includes, without limitation, print publication rights, but does not include Interactive Rights, Soundtrack Rights or Music Publishing Rights.

        3.7. "MUSIC PUBLISHING" means the exploitation of the copyright in any musical compositions (as opposed to the recordings of those musical compositions) contained in the soundtrack of any Motion Picture in connection with any use other than the exploitation of the Motion Picture itself or advertising or promotion for the Motion Picture.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        3.8. "SOUNDTRACK" means the exploitation of any musical recordings (as opposed to the musical compositions embodied in such recordings) contained in the soundtrack of any Motion Picture by means of a record album (which includes, without limitation, compact discs, audio cassettes, vinyl records and any other device commonly sold to the public which embodies music only).

4.      TELEVISION DEFINITIONS.

        4.1. "TELEVISION" means all forms of Free TV and Pay TV exploitation of a Motion Picture.

        4.2. "FREE TV" means all forms of Terrestrial Free TV, Cable Free TV and Satellite Free TV exploitation of a Motion Picture.

        4.3. "TERRESTRIAL FREE TV" means standard over-the-air broadcast by means of Hertzian waves of the linear version of a Motion Picture Copy which is intended for reception on a viewing device in private living accommodations without a charge being made to the viewer for the privilege of viewing the Motion Picture. For purposes of this definition, neither governmental viewing device assessments nor taxes will be deemed a charge to the viewer.

        4.4. "CABLE FREE TV" means the transmission by means of coaxial or fiber-optic cable of the linear version of a Motion Picture Copy for reception on a viewing device in a private living accommodations without a charge being made to the viewer for the privilege of viewing the Motion Picture. For purposes of this definition, neither governmental viewing device assessments or taxes, nor the regular periodic service charges (other than a charge paid with respect to Pay TV) paid by a subscriber to a cable television system will be deemed a charge to the viewer.

        4.5. "SATELLITE FREE TV" means the up-link transmission of the linear version of a Motion Picture Copy to a satellite and its down-link transmission to a terrestrial satellite reception dish for the purpose of viewing the Motion Picture on a viewing device in private living accommodations which is located in the immediate vicinity of the reception dish without a charge being made to the viewer for the privilege of viewing the Motion Picture. For purposes of this definition, neither governmental viewing device assessments nor taxes will be deemed a charge to the viewer.

        4.6. "PAY TV" means all forms of Terrestrial Pay TV, Cable Pay TV, Pay-Per-View, Video-on-Demand and Satellite Pay TV exploitation of a Motion Picture.

        4.7. "TERRESTRIAL PAY TV" means standard over-the-air broadcast of the linear version of any Motion Picture Copy by means of encoded Hertzian waves for reception on a viewing device in private living accommodations by means of a decoding device where a charge is made: (i) to the viewer for the right to use the decoding device for viewing any special channel which transmits the Motion Picture along with other programming; or (ii) to the operator of a hotel, motel, apartment complex, co-operative, condominium project or similar place located distant from the place where such broadcast signal originated for the right to use the decoding device to receive and retransmit the programming on such channel throughout such place.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        4.8. "CABLE PAY TV" means transmission or retransmission of the linear version of a Motion Picture Copy by means of an encoded signal over coaxial or fiber-optic cable for reception on a viewing device in private living accommodations by means of a decoding device where a charge is made: (i) to the viewer for the right to use the decoding device or viewing any special channel which transmits the Motion Picture along with other programming; or (ii) to the operator of a hotel, motel, apartment complex, co-operative, condominium project, or similar place located distant from the place where such broadcast signal originated for the right to use the decoding device to receive and retransmit the programming on such channel throughout such place.

        4.9. "SATELLITE PAY TV" means the uplink transmission of the linear version of a Motion Picture Copy by means of an encoded signal to a satellite and its down-link transmission to a terrestrial satellite reception dish and a decoding device for the purpose of viewing the Motion Picture on a viewing device in private living accommodations which is located in the immediate vicinity of the reception dish and decoding device where a charge is made: (i) to the viewer for the right to use the decoding device for viewing a special channel which transmits the Motion Picture along with other programming; or (ii) to the operator of a hotel, motel, apartment complex, co-operative, condominium project, or similar place located distant from the place where such broadcast signal originated for the right to use the decoding device to receive and retransmit the programming on such channel throughout such place.

5.      NEW MEDIA

        "NEW MEDIA" means the exploitation of a Motion Picture Copy by means of a medium not currently used to exhibit Motion Pictures to the general public, whether now known or hereafter devised, including, without limitation, transmission or retransmission of a Motion Picture Copy by means of an on-line computer related connection such as the Internet or other similar means of transmission; provided, however, that in exploiting the New Media Rights, each Picture may be exploited only in its complete linear form.

6.      USAGE DEFINITIONS

        6.1. "AFFILIATED COMPANY" means, with respect to any party to this Agreement, any Person (including any officer, director, employee or partner of any Person) owned or controlled by, controlling or under common control with the party. Ownership directly or indirectly of fifty percent (50%) of one hundred percent (100%) or more of the voting stock or other voting equity security of a Person, or in the case of a partnership, fifty percent (50%) or more of the general partnership interests in such partnership, will in all cases be deemed control.

        6.2. "BROADCAST" means the communication to the public of any form of Motion Picture Copy by means of wire, cable, wireless diffusion or radio waves which allows the Motion Picture to be viewed on a viewing device. Broadcast means the same as telecast or diffusion.

        6.3. "CASSETTE" has the same meaning as Videocassette.

        6.4. "CD/ROM" means a Motion Picture Copy or any portion thereof embodied in a read-only-memory compact disc, which is used for viewing the embodied Motion Picture by means of a personal computer (or similar device).



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        6.5. "CD/I" means a Motion Picture Copy or any portion thereof embodied in an interactive compact disc (i.e., a compact disc which allows the user to manipulate or otherwise control the images produced by the compact disc, other than by means of fast-forward and rewind) which is used for viewing the embodied Motion Picture by means of a personal computer (or similar device).

        6.6. "EXHIBITION" means public performance.

        6.7. "INTEREST RATE" means a rate per annum equal to the thirty (30) day LIBOR rate. For purposes of this Agreement, interest on any payment made hereunder shall be calculated from the date the payment was actually made until the date the party who has made such payment receives repayment in full.

        6.8. "MOTION PICTURE" means an audiovisual work consisting of a series of related images which, when shown in succession, impart an impression of motion, with accompanying sounds, if any.

        6.9. "MOTION PICTURE COPY" means the embodiment of a Motion Picture in any physical form, including film, tape, cassette or disc, in its linear form. Where a specific medium is limited to exploitation by a specific physical form, for example, to exploitation of Videograms, then "Motion Picture Copy" with respect to such medium is limited to such physical form.

        6.10. "PAY-PER-VIEW" means transmission or retransmission of a Motion Picture copy (whether by means of Terrestrial broadcast, Cable transmission or Satellite transmission) for reception on a viewing device in private living accommodations by means of a decoding device where a charge is made to the view the specific Motion Picture being transmitted, where the Motion Picture being transmitted or retransmitted is scheduled for telecast or for storage in the decoding device (or such other device as may be provided for such purpose) at a specified time.

        6.11. "REMAKE" means a new Motion Picture based substantially on a prior Motion Picture which new Motion Picture tells substantially the same story (even though such new Motion Picture may be set in a different location or time period than the prior Motion Picture) and contains substantially the same characters (even though such characters may have different names or characteristics) as the prior Motion Picture.

        6.12. "RIGHTS" means, with respect to any licensed medium, the specific rights under copyright to do, and to authorize others to do, in accordance with the agreement of the parties, the following, but only as may be strictly necessary to exploit the Work in the licensed medium: (i) to make duplicate copies of the Work; (ii) to make supplemental promotional Works, such as trailers, posters, and advertising accessories, derived from the original Work for the sole purpose of exploiting the Kirch Rights in the original Work; (iii) to distribute publicly authorized copies of the Work; (iv) to publicly perform authorized copies of the Work, to the extent authorized; and (v) to publicly display authorized copies of the Work, to the extent authorized.

        6.13. "SEQUEL" means a new Motion Picture based on a prior Motion Picture which new Motion Picture contains one (1) or more characters from the prior Motion Picture and either (i) continues the story line from the prior Motion Picture, (ii) presents a story line which



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

precedes the story line contained in the prior Motion Picture or (iii) presents a new story line involving one (1) or more principal characters from the prior Motion Picture. A Sequel may be in the form of (i) a feature length Motion Picture, (ii) a Motion Picture intended primarily for broadcast on television or
(iii) a television series.

        6.14. "VIDEO-ON-DEMAND" means transmission of a Motion Picture Copy (whether by means of Terrestrial broadcast, Cable transmission or Satellite transmission) for reception on a viewing device in private living accommodations by means of a decoding device where a charge is made to the viewer for the right to view the specific Motion Picture being transmitted and where the viewer selects the specific Motion Picture to be telecast and the specific time when the Motion Picture shall be telecast.

        6.15. "VIDEOCASSETTE" means a VHS, Beta, High 8 or Video 8 cassette or electronic storage device in any authorized format designed to be used in conjunction with a reproduction apparatus which causes a Motion Picture to be visible on the screen of a viewing device. A Videocassette does not include any type of Videodisc.

        6.16. "VIDEOGRAM" means any type of Videocassette, Videodisc, CD/ROM or CD/I, but only to the extent the specific type of electronic storage device and its format is authorized in the Agreement.

        6.17. "VIDEODISC" means any laser or capacitance disc or other form of mechanical storage device (including, without limitation, digital video discs and compact discs) designed to be used in conjunction with a reproduction apparatus which causes a Motion Picture to be visible on a viewing device. A Videodisc does not include any type of Videocassette.

        6.18. "WORK" means any original expression of authorship in the literary, scientific or artistic domain, whatever may be the mode of form of its expression.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  SCHEDULE "B"

                                DELIVERY SCHEDULE

        Delivery of a Picture will consist of (i) making physical delivery of the indicated materials to such delivery locations as Kirch may designate and
(ii) making those of the Essential Delivery Elements (as defined below) to which Kirch is to be given laboratory access (as indicated herein) available by means of a fully executed Laboratory Access Letter in the form attached hereto as
Exhibit 1. All materials delivered hereunder shall be of first-class technical quality in accordance with the customary standards of the motion picture industry and shall be delivered at Kirch' expense. Delivery of the Picture shall be accompanied by a list showing which items are in which containers. The elements hereunder marked with an asterisk (*) are the items constituting the "Essential Delivery Elements." Spyglass shall also give Kirch laboratory access by means of a fully executed Laboratory Access Letter in the form attached hereto as Exhibit 2 to any of the materials listed in this schedule of which Spyglass has the source materials of any such materials on deposit with a laboratory or facility.

1.      FILM ELEMENTS.

        1.1. ANSWER PRINT. Physical delivery of one (1) first class 35mm composite fully timed print of the Picture (the "Answer Print"), fully titled and assembled, made from an Interpositive struck from the Original Negative and the Monaural Optical Negative or the Stereo Optical Negative if the Picture is to be released in Dolby or Ultra Stereo or in Dolby Spectral Recording, in synchronization with and conformed to the final edited version of the action work print of the Picture, in all respects ready and suitable for distribution and exhibition. The Answer Print's picture and sound quality must conform to the quality standards for motion pictures made by a major motion picture studios in Los Angeles, California. The Answer Print must have been made on Eastman Kodak, AGFA or Fuji safety photographic raw stock and must correspond to American Standards Specification 2-22, 36-1947 for cutting and perforation dimensions from 35mm motion picture positive raw stock. The Answer Print must be delivered on reels in carrying cases.

        1.2. INTERNEGATIVE. Laboratory access to one (1) 35mm fully timed internegative of the Picture, conforming in all respects to the Answer Print and the composite check print.

        1.3. SOUND TRACK MATERIALS.

        1.3.1. MONAURAL SOUND TRACK. Laboratory access to one (1) 35mm original three-track monaural magnetic sound master. Dolby encoded (the "International Monaural Master") consisting of separate dialogue, music and sound effects tracks, fully recorded, equalized and synchronized with the Picture action and conforming in all respects to the Answer Print.

        1.3.2. DOLBY/ULTRA STEREO SOUND TRACK. If the Picture is to be released in Dolby or Ultra Stereo or in Dolby Spectral Recording, in addition to the International Monaural Master, laboratory access to one (1) 35mm original four-track Dolby A, Dolby SR, Ultra Stereo or Dolby Spectral Recording magnetic sound master consisting of music, effects and surrounds, fully recorded, equalized and synchronized with the Picture action and conforming to in all aspects to the Answer Print.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        1.4. DIGITAL VIDEO CLONE. Laboratory access to one (1) "DCT" Master Feature from the Interpositive struck from the Original Negative (16:9 - in the same aspect ratio of the theatrical release-anamorphic) with Dolby or Ultra Stereo soundtrack if the Picture is to be released in stereo.

        1.5. TEXTLESS BACKGROUND. Laboratory access to one (1) 35mm fully timed textless optical house original negative of the backgrounds which run under the main, end and narrative titles, conformed to the Original Negative.

        1.6. FILM MATERIALS. Laboratory access to any and all prints, interpositives, sound effects tracks, dialogue tracks, music tracks and other film materials made by Spyglass in connection with production of the Picture or any trailers for the Picture (collectively the "Film Materials").

        1.7. CONTINUITY. Physical delivery of a detailed, final dialogue and action continuity of the Picture containing all dialogue, narration and song vocals (if available), as well as a cut by cut description of the Picture action, conformed to the Answer Print (the "Continuity"). If the Picture was recorded in a language other than English, the Continuity shall contain a literal English translation of the Picture's dialogue and any song lyrics.

2.      MUSIC ITEMS.

        To the extent any of the following items are required to be delivered hereunder, such items shall be delivered by means of physical delivery.

        2.1. MUSIC CUE SHEETS. One (1) copy of a music cue sheet showing the particulars of all music contained in the Picture, including, without limitation, the title of each composition; the names of composers, publishers and copyright owners; the location in the Picture of each composition, showing the film footage and running time for each cue, the performing rights society involved and any other information customarily set forth in music cue sheets.

        2.2. MUSIC CONTRACTS/LICENSES/ASSIGNMENTS. If necessary as a result of a claim having been made or if required by a music collection society, and if requested by Kirch, copies of the following contracts, licenses, license confirmation letters and assignments, which must convey to Spyglass the right to use the music, lyrics or recordings, as applicable, in the Picture, in whole or part, in all media now known or hereafter devised, throughout the universe, in perpetuity, without payment of any further compensation for the grant of such rights and shall include the right to use the music, lyrics or recordings, as applicable, in connection with advertising, promoting and publicizing the Picture, subject to any restrictions imposed upon Spyglass with respect to such rights in or out of context of the Picture, subject only to payment of fees to applicable performing rights societies:

        2.2.1. MUSIC AND LYRIC CONTRACTS. Duplicate originals or legible copies of all contracts covering the acquisition and performance of all music and lyrics utilized in connection with the Picture.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        2.2.2. MUSIC LICENSES. A copy of valid licenses paid for by Spyglass for the full period of copyright for the synchronous recording of all copyrighted music and recordings in the Picture and the performance thereof in the Territory.

        2.2.3. MUSIC ASSIGNMENTS. If the rights granted to Distributor include music publishing rights, an assignment from the composer of all original music written for the Picture to Kirch or its designee, duly executed and acknowledged by said composer.

        2.2.4. LICENSE CONFIRMATION LETTERS. If a fully signed music license has not been delivered with respect to a music composition or recording, then a copy of each license confirmation letter from Spyglass to the applicable licensor, confirming the terms and conditions of each music license entered into between Spyglass and the licensor in connection with the Picture, which terms and conditions must be in accordance with the requirements of this paragraph 2.2.

        2.2.5. MUSIC CONFIRMATION REPORT. A copy of a completed music confirmation report specifying the status of all license confirmation letters, music licenses, assignments and agreements in connection with the Picture.

3.      DOCUMENTS.

        To the extent any of the following items are required to be delivered hereunder, such items shall be delivered by means of physical delivery:

        3.1. FINAL SHOOTING SCRIPT. A copy of the final shooting script of the Picture

        3.2. MPAA MATERIALS.

        3.2.1. CERTIFICATE. A certificate evidencing a rating from the Motion Picture Association of America, Inc. ("MPAA") Code And Rating Administration which is not more restrictive than that specified in the Agreement, and written acknowledgement from the MPAA that all of its charges in connection with the Picture have been paid.

        3.2.2. TITLE REGISTRATION. Evidence that the Picture's title has been registered under the rules of the MPAA Title Registration Bureau and that, pursuant to such registration procedures, Spyglass has the right to use the Picture's title.

        3.3. DUBBING RESTRICTIONS. A statement of any restrictions on dubbing the voice of any performer, including, without limitation, dubbing dialogue in a language other than the language in which the Picture was recorded.

        3.4. CHAIN-OF-TITLE DOCUMENTS. If requested, duplicate originals or legible copies of all instruments or contracts covering the acquisition of literary, dramatic, music and other works and materials of whatever nature upon which the Picture may be based or used in the production of the Picture, including, without limitation, copyright and title search reports, and publisher and individual releases.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        3.5. CONTRACTS. If requested as a result of a claim having been made, duplicate originals or legible copies of all agreements, licenses, waivers, or other documents relating to production of the Picture (provided, however, that Kirch may request copies of documents other than those listed in paragraph 3.5.1, below, only in the event such documents are related to a claim which has been asserted against Kirch, any of its Affiliated Companies or any of its subdistributors or licensees), including, without limitation:

        3.5.1. SERVICE CONTRACTS. Those covering the rendition of services by writers, directors and principal cast members rendering any services in connection with the Picture;

        3.5.2. PHOTOGRAPHIC RELEASES. Releases signed by all persons appearing recognizably in the Picture, the Trailer or any advertising materials, who may not have provided such a release in any other employment agreement;

        3.5.3. FEATURETTE CLEARANCES. Those covering the right to use an individual's name and likeness in featurette motion pictures dealing with the Picture;

        3.5.4. RENTAL CONTRACTS. Those covering location rentals, prop clearances and equipment rentals; and

        3.5.5. PRODUCTION CONTRACTS. Those covering the rendition of services by production personnel.

        3.6. CERTIFICATE OF ORIGIN. A certificate of origin of the Picture, duly notarized and signed by Spyglass, specifying the country of origin of the Picture.

        3.7. E&O CERTIFICATE. An Errors & Omission Certificate naming Kirch and its sublicensees as additional insureds.

4.      CREDIT ITEMS.

        To the extent any of the following items are required to be delivered hereunder, such items shall be delivered by means of physical delivery:

        4.1. CREDIT STATEMENT. A statement of credits applicable to the Picture (the "Credit Statement") setting forth the names of and Spyglass's credit obligations toward all persons to whom Spyglass is contractually obligated to accord credit in connection with the Picture on the screen, in any paid advertising, in paperback books, on sound recordings and on videocassette packages. The Credit Statement shall include verification of the writing credits set forth therein by the appropriate writers guild and a statement of any restrictions regarding the use of the name or likeness of any person rendering services in connection with the Picture.

        4.2. TITLES. Two (2) typewritten lists of the main and end title credits of the Picture.

        4.3. PAID ADVERTISING REQUIREMENTS. Two (2) copies of the paid advertising requirements for the Picture, including a top sheet which indicates the exact placement, wording and



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

size of each paid advertising credit, and a summary of all contractual requirements with respect to paid advertising.

5.      PUBLICITY AND ADVERTISING MATERIALS.

        To the extent any of the following items are required to be delivered hereunder, such items shall be delivered by means of physical delivery:

        5.1. STILLS. Contact proof sheets of a selection of black and white still photographs (the "Black and White Stills") taken by the unit photographer (the "Photographer") and either the original negative of all Black and White Stills or access to them; and a comprehensive selection of fifty (50) different original color transparencies taken by the Photographer (the "Color Transparencies") and access to all original Color Transparencies, but in no event less than the number of selections available to the U.S. distributor. Each Black and White Still and Color Transparency shall be accompanied by a notation identifying the persons and events depicted therein and shall be suitable for reproduction for advertising and publicity purposes.

        5.2. STORIES/ARTICLES. Any stories including but not limited to the production notes written by the Unit Publicist on various aspects of events during production of the Picture, which are deemed by the Unit Publicist to be suitable for column placement and feature stories, if any, involving the principal performers, supporting performers, writers, individual producers, director, production personnel, locations and special interest material that the Unit Publicist has reason to believe will be of use in marketing the Picture. A sampling of available published articles and reviews of the Picture.

        5.3. SYNOPSIS. A brief synopsis in the English language (approximately one (1) typewritten page in length) of the story of the Picture.

        5.4. ADDITIONAL PUBLICITY MATERIALS. Two (2) copies of the textless poster artwork, two (2) key art transparencies or two (2) copies of the key art on CD, two (2) electronic press kits (on Betacam SP PAL) (if available), ten
(10) one-sheet original posters, two (2) copies of at least three (3) TV spots (on Betacam SP PAL), but in no event less spots that the number of available to the U.S. distributor.

6.      TRAILER PRINT MATERIALS.

        Physical delivery of one (1) combined continuity and master English sporting/subtitle list of the trailer. Laboratory access to the following trailer print materials: 35mm trailer internegative, interpositve of neutral textless background of the trailer and 35mm trailer M&E track.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  SCHEDULE "C"

                         DELIVERY ARBITRATION PROVISIONS

        Kirch and Spyglass hereby agree that in the event any dispute arises between any of the parties hereto as to whether Delivery of any of the Delivery Materials has been made in accordance with the requirements of paragraph 11 of the Agreement to which this Schedule "C" is attached (the "Agreement"), such dispute shall be submitted to binding arbitration in accordance with the provisions hereof, which arbitration shall result in a finding that Delivery either has or has not been effected. In connection with any such arbitration, the following procedure shall apply:

1.      SPYGLASS'S ARBITRATION NOTICE.

        If Kirch objects to the sufficiency of any materials Delivered by Spyglass by written notice as provided in paragraph 11.2 of the Agreement (an "Objection Notice") and Spyglass disputes the validity of Kirch' objection, then, prior to the expiration of the thirty (30) day cure period referred to in paragraph 11.2 of the Agreement, Spyglass shall give Kirch notice (an "Arbitration Notice") that Delivery of the materials referred to in Kirch' Objection Notice has been effected notwithstanding the Objection Notice and that Spyglass has elected to submit the issue of whether Delivery of such materials has been effected (and such issue only) for expedited arbitration in accordance with the procedures set forth in paragraph 3, below.

2.      KIRCH' ARBITRATION NOTICE

        If Spyglass purports to cure a Delivery defect which is the subject of an Objection Notice, Kirch shall have ten (10) days after is receipt of Spyglass' notice that is has cured such defect within which to verify that delivery of the materials in question has been effected in accordance with the specifications of the Objection Notice and to notify Spyglass that either Delivery of such materials has been effected or that Delivery of such materials has not been effected (an "Arbitration Notice") and Kirch has elected to submit the issue of whether Delivery of such materials has been effected (and such issue only) for expedited arbitration in accordance with the procedures set forth in paragraph 3 below. If Kirch fails to give either of the notices described above, then Delivery of such materials shall be deemed to have been effected.

3.      ARBITRATION PROCEDURE.

        In the event that either Spyglass or Kirch elect to submit the issue of whether Delivery of some or all of the Delivery Materials has been effected to expedited binding arbitration pursuant to this paragraph 3, the following procedure shall apply:

        3.1. The arbitration shall be submitted to one (1) arbitrator (the "Arbitrator") who shall be selected as follows: Kirch and Spyglass shall each appoint one (1) arbitrator within five (5) business days after the issuance of an Arbitration Notice, and those arbitrators shall then appoint the Arbitrator within ten (10) business days after the issuance of an Arbitration Notice and shall concurrently give written notice of such appointment to Kirch and Spyglass; provided, however, that if either Kirch or Spyglass fails to appoint its respective arbitrator within the time allowed, then the



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

arbitrator appointed by the other party shall have full authority to act as the sole Arbitrator of the arbitration.

        3.2. The arbitration shall commence at a location in Los Angeles, California, to be chosen by the Arbitrator within three (3) days after the date of appointment of the Arbitrator. The arbitration shall continue on each consecutive business day until finally concluded, unless continued by the Arbitrator for good cause shown, but in no event shall the arbitration continue for more than five (5) days from the commencement thereof.

        3.3. The parties and their representatives shall make available to the Arbitrator all relevant documents and materials. During the three (3) day period prior to the commencement of the arbitration, the parties shall participate in an exchange of information. In this regard, the parties to the arbitration shall be entitled to reasonable discovery for the purposes of such arbitration, including, without limitation, document production and the taking of depositions. If any such discovery is not voluntarily conducted by the parties, the party desiring such discovery may apply to the Arbitrator at the outset of the arbitration for particular discovery requests. The Arbitrator may deny only such discovery as is unreasonable or is intended to unduly delay the prompt conclusion of the arbitration. In that regard, the parties agree that, upon such application, the Arbitrator shall have the authority to order any non-complying party to produce any relevant documents or to make any of its employees or representatives available for deposition. The Arbitrator shall also have the authority to impose appropriate sanctions upon any party who fails to comply with a discovery order issued by the Arbitrator. Such sanctions may include entry of a final arbitration award against a non-complying party.

        3.4. The arbitration must result in a finding that Delivery of the materials in question either has been effected or that Delivery of such materials has not been effected and the Arbitrator shall promptly notify Kirch and Spyglass in writing of the finding made. The Arbitrator shall issue a final award in accordance with the provisions hereof no later than one (1) day after the conclusion of the arbitration. If the Arbitrator finds that Delivery of the materials in question has not been effected, in addition to any rights Kirch may have pursuant to paragraph 11.2 of the Agreement, if Kirch does not terminate the Agreement pursuant to paragraph 11.2, Spyglass shall promptly cure the applicable delivery defects to the extent that such defects are capable of being cured.

4.      COSTS AND EXPENSES OF ARBITRATION.

        The Arbitrator's final award shall provide for payment by the losing party of the Arbitrator's and any court reporter's fees, as well as the outside attorneys' fees and costs incurred by the prevailing party in the arbitration.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                  SCHEDULE "D"

                            APPROVED SUBDISTRIBUTORS

        Constantin, Kinowelt, Concorde, VCL Medien (provided, however, that VCL is not approved as a theatrical subdistributor), all U.S. majors.



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                 SCHEDULE "E-1"

LAB ACCESS LETTER
ESSENTIAL DELIVERY ITEMS


Date:
     ----------


Technicolor S.p.A.
Via Tiburtina, 1138
00156, Rome


Re:     "___________" (the "Picture")


Gentlemen:

        You acknowledge that there are now on deposit with you the following preprint materials for the above-entitled motion picture (collectively the "Materials"):

        o One (1) 35mm internegative of the feature of the Picture;

        o One (1) 35mm internegative of the textless background of the main and end titles of the Picture (not applicable if main and end titles are over black); and,

        o One (1) 35mm optical soundtrack negative of the English language version of the feature of the Picture.

        You are hereby instructed and directed that all Materials in your possession shall be held by you in the name, and for the account of, Spyglass Entertainment Group, L.P. ("Spyglass"), subject to paragraph 2 below. You are hereby advised Spyglass has granted certain exclusive rights to distribute and exhibit the Picture to Kirch Media GmbH & Co. KgaA ("Kirch") or its assignees. Accordingly, you are hereby irrevocably authorized and instructed to honor all orders of Kirch (its successors, assigns, and sub-licensees) upon the following terms:

        o All laboratory services and materials ordered by either Spyglass or Kirch shall be at the sole expense of the party ordering the same.

        o You will not assert against Spyglass or Kirch any lien at common law or under any applicable statute against any Materials relating to the Picture by reason of any unpaid charges incurred by the other, and you will not refuse to honor any orders of either party because of unpaid charges incurred by the other party.

        o The Materials mentioned above shall not be removed from your Laboratory without the prior written consent of Spyglass and Kirch, which shall not be unreasonably withheld



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

provided that Spyglass gives reasonable advance written notice to Kirch, and provided that Spyglass delivers to Kirch a new lab access letter, signed by the new lab, on substantially the same terms as contained herein and that such access and removal shall not prejudice, hinder or cause a detriment to the exercise of Kirch's rights in the Picture.

        The instructions contained herein are irrevocable without the written consent of, and may not be altered or modified except in writing signed by, Spyglass and Kirch.

Please confirm your agreement to the foregoing by signing below where indicated.

Very truly yours,

SPYGLASS ENTERTAINMENT GROUP, LP



By:
   ---------------------------------
Its:
    --------------------------------




AGREED TO AND ACCEPTED BY:

TECHNICOLOR S.p.A.



By:
   ---------------------------------
Its:
    --------------------------------



-----------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                 SCHEDULE "E-2"

LABORATORY ACCESS LETTER
FOR SPYGLASS MOTION PICTURES

                                                          Date:
                                                               -----------------
Technicolor, Inc.
4050 Lankershim Blvd.
North Hollywood, CA 91608



Re:  LABORATORY ACCESS LETTER FOR SPYGLASS MOTION PICTURES


Ladies and Gentlemen:

        1. PICTURES: With respect to the Theatrical Motion Picture(s) listed on
Schedule 1 attached hereto, as the same may be amended, modified or supplemented from time to time by a supplement in the form of Annex 1 attached hereto (each, a "SUPPLEMENT") (collectively, the "PICTURES" and each individually, a "PICTURE"):

        (a) The undersigned Spyglass Entertainment L.P. ("SPYGLASS") has granted to Kirch Media GmbH & Co. KgaA ("KIRCH MEDIA") and its successors, assigns and licensees, the right to distribute and exhibit the Pictures pursuant to a distribution agreement between Spyglass and Kirch Media ("KIRCH DISTRIBUTION AGREEMENT").

        Pursuant to the Kirch Distribution Agreement, Spyglass is hereby instructing you to grant access to the "MATERIALS" (as defined below an in accordance with the provisions set forth below) for the Pictures to Kirch Media.

        2. MATERIALS: Technicolor North Hollywood ("LABORATORY") hereby acknowledges that it has received the materials set forth on Schedule 1 attached hereto or, with respect to any Picture set forth on a Supplement, the materials set forth on such Supplement, of and pertaining to the applicable Picture and any trailers thereof ("TRAILERS" for the Pictures) (the "MATERIALS" for the Pictures). Laboratory further acknowledges that the Materials for the Pictures which are currently in Laboratory's possession are of standard commercial quality and suitable for making duplications materials from which commercially acceptable release prints of the Pictures and Trailers therefor, and dubbed and subtitled versions thereof, can be manufactured. Such materials set forth on
Schedule 1 shall remain in the control of Laboratory and shall not be removed from Laboratory's actual possession and control without the express written consent of Kirch Media, except to a facility which enters into and delivers to Kirch Media a Laboratory Access Letter in favor of Kirch substantially in the form hereof. All other Materials shall at all times be in Laboratory's Access to under Laboratory's constructive control (i.e., on loan to third parties with obligation to return the same upon completion of any interim work), and if any of such other Materials leave Laboratory's possession, Laboratory shall retain the power and right to cause any person having possession thereof to return such Materials to Laboratory within a reasonable period following Kirch Media's



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

request, in order that Laboratory may fulfill orders pursuant to Paragraph 3. below. Laboratory shall initially hold the Materials for the Pictures under its normal terms of business at Laboratory's premises in North Hollywood, California.

        3.     ORDERS:

        (a) KIRCH MEDIA ORDERS: This will authorize, direct and instruct Laboratory to fill all orders from Kirch Media and its successors, assigns and licensees, for positive prints, internegatives duplicating material or other material for the Pictures and Trailers therefore in any gauge or format, and any replacements thereof, and any other of the party ordering the same. All materials or services which Laboratory may supply or furnish to or on order of Kirch Medial or its successors, assigns and licensees and Spyglass shall not be concerned with or be responsible for any credit arrangements which Laboratory may make with Kirch Media or its successors, assigns and licensees. Moreover, Laboratory agrees not to look and will not look to Spyglass nor assert any claim or lien, statutory or otherwise, against Spyglass or its respective property or any material pertaining to any Picture by reason of any obligation of Kirch Media or its successors, assigns and licensees or any work, labor, service or material which Laboratory may perform or furnish to Kirch Media or its successors, assigns and licensees.

        4. IRREVOCABILITY: The instructions, authorizations and directions herein contained in favor of Kirch Media are being relied on by Kirch Media and are coupled with an interest and may not be revoked, rescinded or in any way modified with respect to the Pictures without the written consent of Kirch Media.

        5. LABORATORY ACKNOWLEDGMENT: By signing in the space provided below, Laboratory agrees that it will (a) fill all orders from Kirch Media in accordance with the authority granted herein and (b) be bound by the foregoing instructions and directions.




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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

        This Laboratory Access Letter may be signed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

        By signing in the spaces provided below, the signatories agree to all of the terms and conditions herein set forth.

                                       Very truly yours,

                                       SPYGLASS ENTERTAINMENT L.P.

                                       By
                                         --------------------------------------
                                           Its Authorized Representative


                                       ACCEPTED AND AGREED TO:

                                       TECHNICOLOR LABORATORIES ("Laboratory")

                                       By
                                         --------------------------------------
                                           Its Authorized Representative


                                       KIRCH MEDIA GmbH & Co. KGAA

                                       By
                                         --------------------------------------
                                           Its Authorized Representative



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*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.

                                     ANNEX 1

                     SUPPLEMENT TO LABORATORY ACCESS LETTER

Laboratory: TECHNICOLOR LABORATORIES


TITLE OF PICTURE: "[PICTURE]"


PICTURE ITEMS

        Original Picture Negative (complete with credits and main, narrative (if any), end and all descriptive titles)

        Answer Print
        Color Interpositive Protection Master
        Duplicating Negatives
        YCM Silver Separation Masters (if created)
        Textless Backgrounds
        TV Format Titles

SOUND ITEMS

________Optical Soundtrack Negative
________Sound and Music Masters (Printmasters, MO discs, stems)

TRAILER MATERIALS

        Such trailer materials as Spyglass has or will have under its control, whether completed trailer materials or trailer production materials.


ACKNOWLEDGED BY:

TECHNICOLOR LABORATORIES
("Laboratory")

By
      ---------------------------
         Title

Date:
      ---------------------------




-----------------------
*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.